[NORTHSTAR LOGO APPEARS HERE]

                                    NORTHSTAR
                                  GALAXY TRUST


                       NORTHSTAR GROWTH + VALUE PORTFOLIO
                     NORTHSTAR INTERNATIONAL VALUE PORTFOLIO
                       NORTHSTAR EMERGING GROWTH PORTFOLIO
                      NORTHSTAR MULTI-SECTOR BOND PORTFOLIO
                       NORTHSTAR HIGH YIELD BOND PORTFOLIO
                          ANNUAL REPORT TO SHAREHOLDERS
                                December 31, 1998

                                                   [NORTHSTAR LOGO APPEARS HERE]



     NORTHSTAR GALAXY TRUST
     ANNUAL REPORT
     DECEMBER 31, 1998
--------------------------------------------------------------------------------

[PHOTOGRAPH OF MARK L. LIPSON APPEARS HERE]



MARK L. LIPSON

Dear Shareholders:


We are pleased to provide you with the annual report of the Northstar Galaxy Trust for the year ended December 31, 1998. We are gratified with your decision to entrust your assets to the Northstar Galaxy Trust and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with long term consistent and superior results through fundamental research, analysis, and traditional investment disciplines. Following this letter is a summary of the results of each Portfolio by their respective portfolio managers. We hope you will find this informative.

The past year saw significant turmoil in the financial markets. While the U.S. equity market started off the year strongly, it experienced its most significant correction since 1990 in the late summer/early fall as the default of Russia, worries about the passage of a Japanese banking reform bill, and concern over the possible impeachment of the U.S. President weighed heavily on investor psychology. The bond market also experienced significant dislocations, as the global uncertainty caused a flight to quality and Treasury bonds rallied strongly while high yield debt dropped sharply. A continued drop in commodity prices combined with continued decline in the Asian economies and excess productive capacity there gave rise to fears of the worst of economic scenarios -- a global economic slowdown combined with a downward deflationary spiral. The overleverage at Long Term Capital and other hedge funds led to a severe liquidity crunch and shook confidence in the stability of our banks. The aggressive Fed easing in the wake of the Long Term Capital bailout reversed investor psychology early in the fourth quarter and stocks staged a strong rally. The S&P 500 returned 28.6% for the year, its fourth year of over 21% gains -- a phenomenon last experienced in the 1950s -- while the NASDAQ returned 39.7% for the year.

Fears of the worst of all economic scenarios proved to be unfounded in 1998. The turmoil in Asia had minimal impact on our exports and was of great benefit to the consumer, as we are a big importer of Asian goods. As a result, U.S. GDP continued to grow strongly in 1998, advancing at about a 3% rate, while inflation continues at a low level -- about 1.5% -- and employment continues to be strong. However, the impact of the continuing slowdown in Asia began to be seen on global economic growth and corporate profits in the second half of the year. While the S&P 500 experienced a double digit correction, many other asset classes, such as smaller and mid-capitalization equity issues and high yield issues, experienced corrections much more severe in size and scope as investors sought safe havens. While we saw a rebound in the equity classes in the fourth quarter, many smaller and mid-capitalization issues still stand at significant valuation discounts to the larger S&P 500 equities, and the same holds true for corporate and high-yield bond spreads relative to Treasury bonds.

We believe the investment environment may continue to be volatile in 1999. While concerns remain that the U.S. economy may slow as we move through 1999, since the default of Russia at the end of August we have seen 68 interest rate cuts globally as central banks' policies have shifted from containing inflation to fostering economic growth. It appears that while Asian economies are stabilizing, South America appears to be at some risk of economic turmoil as Brazil devalues. Since South America is one of our biggest trading partners, accounting for approximately 21% of our trade, a sharp slowdown in that part of the world might have a negative impact on our economic growth in 1999. The advent of the Euro and the accelerating deregulation in Europe, while it creates great opportunity, also creates some uncertainty as it is the first time that Europe has attempted a unified currency. Domestically, we began the first impeachment trial of a sitting President in over 130 years. While concerns over profit growth remain, the global slowdown we have experienced over the past year has led to declining operating profits from the S&P 500 companies and a new round of layoffs and cost-cutting -- indeed, in 1998 layoffs were at record levels. This implies that we will see a bottom in profit growth for the S&P 500 sometime in the next several quarters. Certain sectors of the economy, such as technology, appear to have already seen the trough in profits.

Although volatility may continue to be higher than average, we believe the worst of the liquidity crisis may be behind us. The longer-term investment environment continues to be favorable. Although valuations remain at high levels, they are supported by very strong fundamentals. All throughout this decade, U.S. corporations have improved their efficiency and profitability by strategic investments in productivity-improving technology, and that trend has continued as we look to 1999. The replacement of human labor with technology appears to be mildly deflationary, which implies we can have strong economic growth coexist with low inflation, low unemployment and low interest rates. These trends appear to be secular, not cyclical, and imply a positive investment environment for financial markets. We expect to see broader participation among the higher-risk asset classes as we move through 1999; historically, those asset classes have responded well to Fed easing and to a reacceleration in corporate profits.

We note with great conviction that attempts to "time" the market often prove counterproductive. Investors are strongly urged to focus on the long term. Consistent disciplined investing is the proven method of achieving attractive returns and meeting your financial objectives. We continue to support this philosophy and look forward to serving your investment needs in the future.


Sincerely,

/s/ Mark L. Lipson

Mark L. Lipson
President

January 30, 1999
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

   NORTHSTAR GALAXY TRUST
   GROWTH + VALUE PORTFOLIO

--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]

THE MARKETS

   o 1998 was the most volatile year for the stock market since 1987. In spite of the early predictions that the stock market would cool off, the broad markets finished strongly. Large cap stocks led the market as evidenced by the S&P 500 return of over 28.6%, whereas small caps continued to lag, as shown by the Russell 2000, down 2.5%. After a robust first quarter, the stock market faltered a bit in the second quarter. Despite concern that the third quarter sell off would accelerate in the fourth quarter, doomsayers were proved wrong when the stock market caught fire in the fourth quarter of 1998. The stunning fourth quarter surge in the market was broad based. As strong as the rally in large cap stocks was, it was the small and mid cap issues that stole the show in the last quarter. These small and mid cap stocks had been greatly neglected for many months as investors continued to focus on large cap issues. When investors decided to reallocate some of their profits from their large cap investments into these neglected smaller issues they generated strong buy side volume.


THE PORTFOLIO

   o For the year ended December 31, 1998, the Portfolio was up 19.3% compared to the Russell 2000 Index which was down 2.5%. Over the year, the Portfolio rotated into more mid cap and large cap stocks; so that the Portfolio would be positioned to take advantage of greater stability in these larger cap stocks after the turbulence of the third quarter. Overall, retailers and tech stocks led the way for the Portfolio. A variety of forces converged to help support corporate profits. First, consumer spending was very strong. Second, the U.S. economy continued to benefit from tremendous productivity gains. Finally, the U.S. dollar had weakened considerably since August, due primarily to President Clinton's personal woes. The softer U.S. dollar helped resurrect the earnings attributable to the overseas operations of many of the large multi-national companies that dominate the S&P 500. The top performing stocks for the year included: Dell Computer Corp., Best Buy Co., Inc., Legato Systems, Inc., Century Telephone Enterprises, Inc., and Lexmark International Group. Amongst the under-performing stocks were: Computer Learning Centers, Healthcare Financial, Rexall Sundown, Theragenics and IMR.


CURRENT STRATEGY

   o As the stock market climbs higher, it is becoming increasingly over-bought and will likely become more volatile on a day-to-day basis. The stock market can remain overbought and continue to drift higher for several months, but experienced investors know that this is no time to be over-confident. The U.S. economy is currently in a state of economic nirvana with strong growth and low inflation. Interest rates are so low that many investors are left with no other investment alternative other than stocks. Institutional investors are now focusing their attention on small to mid-capitalization stocks due to their superior fundamental characteristics. The institutional parade in the small to mid-capitalization arena will likely continue for several additional months. The flow of funds into the stock market has been erratic lately, so the stock market will likely remain somewhat volatile. As always, an investor's best defense is a strong offense of fundamentally superior stocks, such as those in the Growth + Value Portfolio. Our focus will remain on those stocks that demonstrate strong sales growth, positive analysts' earnings forecasts and continue profit margin expansion. These stocks will likely continue to benefit from rapid institutional accumulation in the months ahead. The shift into small to mid-capitalization stocks has just begun, so the Portfolio will remain positioned in a manner that is cautiously optimistic about the economic outlook for the next several months.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO INFORMATION (ALL DATA ARE AS OF 12/31/98)        TOTAL NET ASSETS $41,593,085
------------------------------------------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS                                            TOP 5 INDUSTRIES                    SEC AVERAGE ANNUAL RATES OF RETURN
 NAME                                          %FUND       (by percentage of net assets)       (at maximum applicable sales charge)
                                                                                               -----------------------------------
  1     Best Buy Co., Inc.                      4.4%                                              Inception            1 year
                                                                                               -----------------------------------
                                                           Consumer Cyclicals       11.5%          17.65%              12.32%
                                                                                               -----------------------------------
  2     The Gap, Inc.                           3.7%
                                                                                               CUMULATIVE TOTAL RETURN
  3     Legato Systems, Inc.                    3.6%       EDP Peripherals           7.9%      (do not reflect sales charge)
                                                                                               -----------------------------------
                                                                                                  Inception            1 year
  4     Nokia Corp.                             3.6%                                           -----------------------------------
                                                           Computer/Video Chains     5.2%          117.25%             19.32%
                                                                                               -----------------------------------
  5     Century Telephone Enterprises, Inc.     3.4%
                                                           Biotechnology             5.1%
  6     Dell Computer Corp.                     3.3%

  7     Symbol Technologies, Inc.               3.3%       Internet Services         3.7%

  8     Maytag Corp.                            3.2%

  9     Capital One Financial Corp.             3.1%

 10     Amgen, Inc.                             3.0%
                                               -----
                                               34.6%
                                               =====

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   NORTHSTAR GALAXY TRUST
   GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------


  GROWTH OF $10,000 INVESTED IN NORTHSTAR GALAXY TRUST GROWTH + VALUE PORTFOLIO FROM INCEPTION THROUGH THE PORTFOLIO'S FISCAL YEAR END.

  The graph below illustrates the hypothetical investment of $10,000 in the Northstar Galaxy Trust Growth + Value Portfolio from May 6, 1994 (inception of the Portfolio) through December 31, 1998, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500 Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.

[PERFORMANCE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]



                  NORTHSTAR GALAXY TRUST GROWTH+VALUE PORTFOLIO
                                 (IN THOUSANDS)

                          AVERAGE ANNUAL TOTAL RETURN
                           1-YEAR             19.32%
                           SINCE INCEPTION    18.12%

                         S&P 500                  Growth and Value

5/06/94                  10,000.00                10,000.00
12/31/94                 10,412.00                10,347.00
6/30/95                  12,509.00                12,117.00
12/31/95                 14,310.00                12,911.00
6/30/96                  15,753.00                15,761.00
12/31/96                 17,587.00                15,879.00
6/30/97                  21,208.00                16,917.00
12/31/97                 23,447.00                18,206.00
6/30/98                  27,590.00                20,165.00
12/31/98                 30,134.00                21,725.00

   NORTHSTAR GALAXY TRUST GROWTH+VALUE PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]

Security                                         Shares          Value
----------------------------------------------------------------------
COMMON STOCKS -- 92.24%
APPAREL -- 2.41%
Tarrant Apparel Group @                          25,200     $1,001,700
                                                            ----------
BIOTECHNOLOGY -- 5.10%
ALZA Corp. @                                     16,800        877,800
Amgen, Inc. @                                    11,900      1,244,294
                                                            ----------
                                                             2,122,094
                                                            ----------
BUILDING MATERIALS -- 1.96%
Vulcan Materials Co.                              6,200        815,688
                                                            ----------
CELLULAR TELEPHONE -- 2.29%
Vodafone Group PLC **                             5,900        950,638
                                                            ----------
CLOTHING/SHOE/ACCESSORY STORES -- 3.66%
The Gap, Inc.                                    27,100      1,524,375
                                                            ----------
COMPUTERS -- 3.34%
Dell Computer Corp. @                            19,000      1,390,562
                                                            ----------
COMPUTER COMMUNICATIONS -- 2.24%
Xircom, Inc. @                                   27,400        931,600
                                                            ----------
COMPUTER SOFTWARE -- 3.58%
Legato Systems, Inc. @                           22,600      1,490,187
                                                            ----------
COMPUTER/VIDEO CHAINS -- 5.21%
Best Buy Co., Inc. @                             30,100      1,847,387
Trans World Entertainment Corp. @                16,800        320,250
                                                            ----------
                                                             2,167,637
                                                            ----------
CONSUMER CYCLICALS -- 11.50%
Abercrombie & Fitch Co. @                        10,700        757,025
American Eagle Outfitters, Inc. @                14,400        959,400
AnnTaylor Stores Corp. @                         22,600        891,287
CMGI, Inc. @                                     11,500      1,224,750
Gemstar International Group Ltd. @ @@            16,600        950,350
                                                            ----------
                                                             4,782,812
                                                            ----------
CONSUMER ELECTRONICS/APPLIANCES -- 3.23%
Maytag Corp.                                     21,600      1,344,600
                                                            ----------
DIVERSIFIED COMMERICAL SERVICES -- 1.94%
Dendrite International, Inc. @                   16,800        419,475
Labor Ready, Inc. @                              19,700        387,844
                                                            ----------
                                                               807,319
                                                            ----------
DRUG STORE CHAINS -- 1.72%
CVS Corp.                                        13,000        715,000
                                                            ----------
EDP PERIPHERALS -- 7.93%
EMC Corp.                                        10,000        850,000
QLogic Corp. @                                    8,300      1,086,262
Symbol Technologies, Inc.                        21,300      1,361,869
                                                            ----------
                                                             3,298,131
                                                            ----------
ENTERTAINMENT/FILM -- 1.78%
Viacom, Inc. @                                   10,000        740,000
                                                            ----------
FINANCIAL -- 3.10%
Capital One Financial Corp.                      11,200      1,288,000
                                                            ----------

   NORTHSTAR GALAXY TRUST GROWTH+VALUE PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                                                   Shares/
Security                                                                      Principal Amount            Value
---------------------------------------------------------------------------------------------------------------
INTERNET SERVICES -- 3.71%
BroadVision, Inc. @                                                                     21,500      $   688,000
Mindspring Enterprises, Inc. @                                                          14,000          854,875
                                                                                                    -----------
                                                                                                      1,542,875
                                                                                                    -----------
MEDICAL/DENTAL DISTRIBUTORS -- 1.38%
Bindley Western Industries, Inc.                                                        11,666          574,551
                                                                                                    -----------
MEDICAL ELECTRONICS --  1.53%
VISX, Inc. @                                                                             7,300          638,294
                                                                                                    -----------
MEDICAL SPECIALTIES --  2.97%
MiniMed, Inc. @                                                                          6,800          712,300
ResMed, Inc. @                                                                          11,500          521,813
                                                                                                    -----------
                                                                                                      1,234,113
                                                                                                    -----------
OFFICE EQUIPMENT/SUPPLIES -- 2.10%
Lexmark International Group, Inc. @                                                      8,700          874,350
                                                                                                    -----------
OFFICE/PLANT AUTOMATION -- 1.59%
InterVoice, Inc. @                                                                      19,200          662,400
                                                                                                    -----------
PACKAGE GOODS/COSMETICS -- 2.70%
The Clorox Co.                                                                           9,600        1,121,400
                                                                                                    -----------
RECREATIONAL PRODUCTS/TOYS -- 0.88%
THQ, Inc. @                                                                             13,000          364,000
                                                                                                    -----------
SAVINGS & LOAN -- 0.12%
PDS Financial Corp. @                                                                   16,400           51,250
                                                                                                    -----------
SERVICES TO HEALTH INDUSTRY -- 2.14%
MedQuist, Inc. @                                                                        22,500          888,750
                                                                                                    -----------
SUPERMARKETS -- 2.10%
Safeway, Inc. @                                                                         14,300          871,406
                                                                                                    -----------
TECHNOLOGY -- 2.99%
Lucent Technologies, Inc.                                                               11,300        1,243,000
                                                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT -- 3.62%
Nokia Corp. **                                                                          12,500        1,505,469
                                                                                                    -----------
TELEPHONE/COMMUNICATIONS -- 3.42%
Century Telephone Enterprises, Inc.                                                     21,050        1,420,875
                                                                                                    -----------
TOTAL COMMON STOCKS
(cost $28,111,603)                                                                                   38,363,076
                                                                                                    -----------
TOTAL INVESTMENT SECURITIES -- 92.24%
(cost $28,111,603)                                                                                   38,363,076
REPURCHASE AGREEMENT --  6.32%
Agreement with State Street Bank and Trust bearing interest at 4.70% dated 12/31/98 to be repurchased 1/04/99 in the amount of $2,630,373 and collateralized by
$2,295,000 U.S. Treasury Notes, 7.875% due 11/15/04 value $2,684,921
(cost $2,629,000)                                                                   $2,629,000        2,629,000
OTHER ASSETS LESS LIABILITIES -- 1.44%                                                                  601,009
                                                                                                    -----------
NET ASSETS -- 100.00%                                                                               $41,593,085
                                                                                                    ===========

@   Non-income producing security.
**  American Depositary Receipt.
@@  Foreign security.
See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
   INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






THE MARKETS

   o Over the past year, world markets experienced some of the most dramatic movements in recent history. From the widespread currency devaluation in the fall of 1997, aftershocks struck developed markets in Europe and the United States by the summer of 1998. Several factors were responsible for this with the most notable ones being the deteriorating economic fundamentals in Japan, political unrest in Indonesia, the imposition of currency restrictions in Malaysia, and the devaluation of the Russian ruble. Concern about exposure of European banks to defaulted loans in Russia was primarily responsible for the mid-year correction in European stocks which had been previously doing well.
   o Towards the end of 1998 sustained injection of liquidity into financial markets by central banks world-wide helped restore confidence in the global economy and unleashed a rally in equities from the United States to Asia to Latin America.
   o In 1998, the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index returned 20.0% in U.S. dollar terms.


THE PORTFOLIO

   o The Portfolio returned 16.9% for 1998. The Lipper Index of International Equity Funds returned 12.7% for the same period.
   o The performance of the European holdings far exceeded that of the other regions. Asian holdings had positive returns by the end of 1998, however the Latin American holdings, particularly Brazil, Argentina, and Venezuela ended the year in negative territory.


CURRENT STRATEGY
   o Though the daily ups and downs of stock prices make headlines, we remind clients that keeping our collective eyes on the big picture is what makes for a sound financial future. Our goal is to filter out short-term factors in an effort to search for the kind of solid businesses that will build wealth over time. The bottom-up, value philosophy used in managing the Portfolio will be consistently applied to find the best opportunities available in non-U.S. markets. There is no focus on top-down macroeconomic evaluations or forecasts in structuring the Portfolio. Country and industry exposure are exclusively a residual of the purchase of individual businesses that meet the strict value criteria.
   o The fundamental valuations of the Portfolio reflect, and will continue to reflect, significant discounts to the world market averages. This absolute value focus has performed very favorably in declining market environments as well as doing well over long-term market cycles.
--------------------------------------------------------------------------------
PORTFOLIO INFORMATION (ALL DATA ARE AS OF 12/31/98)  TOTAL NET ASSETS
                                                       $13,764,464
--------------------------------------------------------------------------------

TOP 10 HOLDINGS                             TOP 5 COUNTRIES                     SEC AVERAGE ANNUAL RATES OF RETURN
                                            (by percentage of net assets)      (at maximum applicable sales charge)
NAME                                  %FUND

1  Hitachi Ltd.                        4.1%                                       Inception     1 year
                                                                                  --------------------
2  Deutsche Telekom AG                 3.8%  Japan              16.6%             8.05%         9.93%
                                                                                  --------------------
3  Hutchinson Whampoa Ltd.             3.8%                                    CUMULATIVE TOTAL RETURN
                                             United Kingdom     16.6%          (do not reflect sales charge)
4  HSBC Holdings PLC                   3.4%
                                                                                  Inception     1 year
5  Telecom Italia SpA                  3.1%                                       --------------------
                                             France              7.7%             18.44%       16.93%
6  ING Groep N.V.                      3.0%                                       --------------------

7  Diageo PLC                          2.9%  Hong Kong           7.0%

8  Nestle SA                           2.9%
                                             Brazil              4.9%
9  Tokio Marine & Fire Insurance Co.   2.9%

10 Development Bank of Singapore Ltd.  2.8%
                                       ---
                                      32.7%
                                      ====

   NORTHSTAR GALAXY TRUST
   INTERNATIONAL VALUE PORTFOLIO

--------------------------------------------------------------------------------


    GROWTH OF $10,000 INVESTED IN NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE
        PORTFOLIO FROM INCEPTION THROUGH THE FUND'S FISCAL YEAR END.

  The graph below illustrates the hypothetical investment of $10,000 in the Northstar Galaxy Trust International Value Portfolio from August 8, 1997 (inception of the Fund) through December 31, 1998, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Morgan Stanley EAFE Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.

[PERFORMANCE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
                                 (IN THOUSANDS)

                          AVERAGE ANNUAL TOTAL RETURN
                           1-YEAR             16.93%
                           SINCE INCEPTION    12.85%


                              EAFE               International
                              Index                   Value
8/08/97                       10,000.00           10,000.00
12/31/97                      10,130.00            9,246.00
6/30/98                       11,597.00           10,642.10
12/31/98                      11,844.00           10,931.40

   NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    [NORTSTAR LOGO APPEARS HERE]







Security                                                           Shares          Value
---------------------------------------------------------   -------------   ------------
COMMON STOCKS -- 85.24%
AUTOMOBILES --  2.60%
Compagnie Generale des Etablissements Michelin (France)          3,100       $  123,922
PSA Peugeot Citroen SA (France)                                  1,510          233,617
                                                                             ----------
                                                                                357,539
                                                                             ----------
BANKING --  11.73%
Argentaria SA (Spain)                                            9,800          253,413
Compagnie Financiere de Paribas (France)                         1,290          112,064
Den Danske Bank A/S (Denmark)                                    2,080          279,434
Development Bank of Singapore Ltd. (Singapore)                  43,260          390,414
HSBC Holdings PLC @ (United Kingdom)                            18,400          464,299
Societe Generale SA (France)                                       710          114,926
                                                                             ----------
                                                                              1,614,550
                                                                             ----------
BEVERAGES/TOBACCO -- 4.39%
British America Tobacco PLC (United Kingdom)                    17,000          149,692
Diageo PLC (United Kingdom)                                     36,491          404,681
Japan Tobacco, Inc. (Japan)                                          5           49,978
                                                                             ----------
                                                                                604,351
                                                                             ----------
CHEMICALS --  2.38%
BASF AG (Germany)                                                3,100          118,301
BOC Group PLC ( United Kingdom )                                 5,100           73,124
Imperial Chemical Industries PLC (United Kingdom)               15,700          136,028
                                                                             ----------
                                                                                327,453
                                                                             ----------
ELECTRICAL & ELECTRONICS -- 7.39%
Alcatel Alsthom SA (France)                                      1,400          171,275
Hitachi Ltd. (Japan)                                            91,000          563,468
Matsushita Electric Industrial Co. Ltd. (Japan)                 16,000          282,919
                                                                             ----------
                                                                              1,017,662
                                                                             ----------
ENERGY --  5.92%
Elf Aquitaine SA (France)                                        2,600          300,411
ENI SpA (Italy)                                                 20,500          133,902
Nippon Oil Co. Ltd. (Japan)                                     18,000           62,733
YPF Sociedad Anonima ** (Argentina)                             11,380          317,929
                                                                             ----------
                                                                                814,975
                                                                             ----------
FOOD & HOUSEHOLD PRODUCTS --  2.91%
Nestle SA (Switzerland)                                            184          400,495
                                                                             ----------
HEALTH/PERSONAL CARE --  0.68%
Ono Pharmaceutical Co. Ltd. (Japan)                              3,000           93,675
                                                                             ----------
INDUSTRIAL COMPONENTS -- 2.53%
Kyocera Corp. (Japan)                                            6,600          348,536
                                                                             ----------
INSURANCE -- 8.28%
Allied Zurich (United Kingdom)                                  15,300          229,919
ING Groep N.V. (Netherlands)                                     6,800          414,435
Royal & Sun Alliance PLC (United Kingdom)                       12,300          100,133
Tokio Marine & Fire Insurance Co. (Japan)                       33,100          395,268
                                                                             ----------
                                                                              1,139,755
                                                                             ----------

   NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                                                   Shares           Value
-----------------------------------------------------------------   -------------   -------------
MACHINERY & ENGINEERING -- 3.50%
Komatsu (Japan)                                                         28,000       $   146,873
Mitsubishi Heavy Industries Ltd. (Japan)                                86,000           334,719
                                                                                     -----------
                                                                                         481,592
                                                                                     -----------
MATERIALS & COMMODITIES -- 1.46%
De Beers Centenary AG (South Africa)                                    15,800           201,178
                                                                                     -----------
MEDIA -- 0.90%
Reuters Group PLC (United Kingdom)                                      11,800           124,489
                                                                                     -----------
MERCHANDISING -- 0.87%
Marks & Spencer PLC (United Kingdom)                                    17,300           118,993
                                                                                     -----------
METALS -- STEEL -- 1.43%
British Steel PLC (United Kingdom)                                      84,300           127,802
Pohang Iron & Steel Co. Ltd. ** (South Korea)                            4,100            69,187
                                                                                     -----------
                                                                                         196,989
                                                                                     -----------
MULTI-INDUSTRY -- 9.82%
BTR PLC @ (United Kingdom)                                             141,993           291,347
Citic Pacific Ltd. (Hong Kong)                                          51,000           110,589
First Pacific Co. Ltd. @ (Hong Kong)                                    32,347            15,970
Hutchison Whampoa Ltd. (Hong Kong)                                      73,500           517,031
Jardine Matheson Holdings Ltd. (Singapore)                              39,336           101,487
Swire Pacific Ltd. (Hong Kong)                                          69,500           315,762
                                                                                     -----------
                                                                                       1,352,186
                                                                                     -----------
NON-FERROUS METALS -- 0.43%
Rio Tinto PLC @ (United Kingdom)                                         5,100            59,312
                                                                                     -----------
TELECOMMUNICATIONS --  12.99%
Compania Anonima Nacional Telefonos de Venezuela ** (Venezuela)          9,870           175,809
Deutsche Telekom AG (Germany)                                           15,700           516,237
Royal KPN NV (Netherlands)                                               3,850           192,633
Swisscom AG @ (Switzerland)                                                320           133,945
Telecom Italia SpA (Italy)                                              50,800           433,203
Telefonos de Mexico SA ** (Mexico)                                       6,900           335,944
                                                                                     -----------
                                                                                       1,787,771
                                                                                     -----------
UTILITIES -- ELECTRICAL & GAS -- 5.03%
Centrais Eletricas Brasileiras SA ** (Brazil)                           26,200           219,425
Centrais Geradoras do Sul do Brasil SA @ ** (Brazil)                     1,090             7,127
EVN Energie-Versorgung Niederoesterreich AG (Austria)                      670            94,861
Korea Electric Power Corp. ** (South Korea)                             17,000           266,688
Union Electrica Fenosa SA (Spain)                                        6,000           103,645
                                                                                     -----------
                                                                                         691,746
                                                                                     -----------
TOTAL COMMON STOCKS
(cost $11,004,725)                                                                    11,733,247
                                                                                     -----------
PREFERRED STOCKS -- 3.30%
BANKING --  0.71%
Banco Bradesco SA ** (Brazil), $0.1356                                  17,600            97,599
                                                                                     -----------
BEVERAGES/TOBACCO -- 0.82%
Companhia Cervejaria Brahma ** (Brazil), $0.1308                        12,000           113,250
                                                                                     -----------
ENERGY -- 1.22%
Petroleo Brasileiro SA ** (Brazil), $0.5391                             14,800           167,820
                                                                                     -----------

   NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






Security                                                                 Shares/Principal Amount            Value
---------------------------------------------------------------   ------------------------------   --------------
TELECOMMUNICATIONS -- 0.55%
Embratel Participacoes SA ** (Brazil), $0.623                                            1,020     $    14,216
Tele Celular Sul Participacoes SA ** (Brazil), $3.15                                       102           1,779
Tele Centro Oeste Celular Participacoes SA ** (Brazil), $.807                              339             996
Tele Centro Sul Participacoes SA ** (Brazil), $4.833                                       204           8,530
Tele Leste Celular Participacoes SA ** (Brazil), $6.698                                     20             568
Tele Nordeste Celular Participacoes SA ** (Brazil), $5.99                                   51             944
Tele Norte Celular Participacoes SA ** (Brazil), $5.917                                     20             451
Tele Norte Leste Participacoes SA ** (Brazil), $1.58                                     1,020          12,686
Tele Sudeste Celular Participacoes SA ** (Brazil), $2.38                                   204           4,220
Telemig Celular Participacoes SA ** (Brazil), $3.437                                        51           1,084
Telesp Celular Participacoes ** (Brazil), $2.047                                           408           7,140
Telesp Participacpoes SA ** (Brazil), $1.643                                             1,020          22,567
                                                                                                   -----------
                                                                                                        75,181
                                                                                                   -----------
TOTAL PREFERRED STOCKS
(cost $645,899)                                                                                        453,850
                                                                                                   -----------
TOTAL INVESTMENT SECURITIES -- 88.54%
(cost $11,650,624)                                                                                  12,187,097
REPURCHASE AGREEMENT -- 9.15%
Agreement with State Street Bank and Trust bearing interest
at 4.70% dated 12/31/98, to be repurchased 1/04/99 in the
amount of $1,260,658 and collateralized by $1,315,000 U.S.
Treasury Notes, 0.00% due 7/01/99, value $1,285,413
(cost $1,260,000)                                                 $1,260,000                         1,260,000
OTHER ASSETS LESS LIABILITIES -- 2.31%                                                                 317,367
                                                                                                   -----------
NET ASSETS -- 100.00%                                                                              $13,764,464
                                                                                                   ===========

@ Non-income producing security.
** American Depositary Receipt.

See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO
   PORTFOLIO OF INVESTMENTS
   DECEMBER 31, 1998
--------------------------------------------------------------------------------


Country                                    Value    % of Net Assets
-------------------------------   --------------   ----------------
Argentina                          $   317,929            2.31%
Austria                                 94,861            0.69
Brazil                                 680,402            4.94
Denmark                                279,434            2.03
France                               1,056,216            7.67
Germany                                634,537            4.61
Hong Kong                              959,352            6.97
Italy                                  567,105            4.12
Japan                                2,278,169           16.55
Korea                                  335,875            2.44
Mexico                                 335,944            2.44
Netherlands                            607,069            4.41
Singapore                              491,901            3.57
South Africa                           201,178            1.46
Spain                                  357,057            2.60
Switzerland                            534,440            3.88
United Kingdom                       2,279,819           16.56
United States                        1,260,000            9.16
Venezuela                              175,809            1.28
Other assets less liabilities          317,367            2.31
                                   -----------          ------
NET ASSETS                         $13,764,464          100.00%
                                   ===========          ======

See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
   EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






THE MARKETS
   o U.S. equity markets turned in a strong recovery after a very difficult third quarter of 1998. The fourth quarter return for the Dow Jones Industrial Average was an increase of 17.1%, the S&P 500 rose 21.3%, the NASDAQ Composite advanced 29.5%, the S&P Mid Cap added 28.1%, and the Russell 2000 gained 16.3%. This was the best return for the S&P 500 in the past 10 years.

   o In the October to December period, the markets shrugged off the problems that plagued sentiment in the third quarter, as interest rate spreads contracted and fears of a credit crunch dissipated. The indices for larger stocks made up all of their third quarter losses and reached all-time highs during the fourth quarter. Equity investors were encouraged by looser monetary policy at the Federal Reserve, which cut 75 basis points off short-term rates in three separate actions. Fears of disastrous third quarter earnings reports proved to be unfounded and the U.S. economy marched forward. This environment reopened the IPO market, while some blockbuster mergers were announced.

   o We believe that smaller companies represent better values relative to larger U.S. equities. While small stocks participated in the fourth quarter rally, they still underperformed the S&P 500 and finished in negative territory for the year. However, growth prospects remain higher for smaller companies, which tend to have lower exposure to international markets, and they typically benefit to a greater degree in the 12 months following Fed rate cuts.


THE PORTFOLIO
   o The Northstar Emerging Growth Portfolio returned 17.3% for the year ended December 31, 1998.

   o The Portfolio's best performing sectors were Telecommunications, Internet, and Semiconductors. However, the gains were very broadly based, while more than half of the Russell 2000's gains came from Technology and Consumer Cyclical shares.

   o The Northstar Emerging Growth Portfolio is maintaining an overweight position in Technology, Healthcare, and Consumer Cyclical companies, while being relatively underweight in sectors such as Energy and Financials. The Portfolio was restructured in November 1998 to put a greater emphasis on small and mid capitalization stocks.


CURRENT STRATEGY
   o The Northstar Emerging Growth Portfolio benefited from the timing of its restructuring in the fourth quarter and the results showed with dramatic improvement in the final three months of 1998. We opportunistically bought companies at discount prices resulting from the summer crisis, which saw Russia default and the near collapse of Long Term Capital Management. We continued to find relatively inexpensive mid-sized companies to invest in throughout the fourth quarter. In general, mid-cap stocks stand to reap greater benefits from Fed rate cuts and reduced exposures to overseas markets, and our outlook is for continued positive performance. As Asia continues to struggle and Brazil provides a tremendous amount of uncertainty, we think that large cap earnings will remain under pressure and that the mid cap equity sector will be the vehicle of choice for investors in 1999, after a few years of underperformance. Initial evidence of this trend is found in the fact that the Portfolio and the S&P Mid Caps outpaced the larger stock indices in the quarter.

   o Since the Russian default in late August, there have been 68 interest rate cuts worldwide, which implies that we have shifted from a policy of containing inflation to fostering economic growth. However, much of the emerging world continues to see growth dampened by debt indigestion. In this environment, mid-sized and smaller companies usually perform better than the larger capitalization issues, and the growth style of investing usually outperforms the value style.

   o We believe the Portfolio is well positioned for the current economic environment. While the fourth quarter rally reduced the number of absolute bargains in the market, we continue to find many mid-sized companies that are well-positioned in growing markets with high visibility in earnings that sell at discounts to their growth rates.
--------------------------------------------------------------------------------
PORTFOLIO INFORMATION (ALL DATA ARE AS OF 12/31/98) TOTAL NET ASSETS $24,052,754
--------------------------------------------------------------------------------

              TOP 10 HOLDINGS
                    NAME                       % FUND
o   1  Compaq Computer Corp.                  2.0%
o   2  Ceridian Corp.                         1.7%
o   3  VISX, Inc.                             1.6%
o   4  MiniMed, Inc.                          1.4%
o   5  Abercrombie & Fitch Co.                1.3%
o   6  Agouron Pharmaceuticals, Inc.          1.3%
o   7  MedImmune, Inc.                        1.3%
o   8  Micrel, Inc.                           1.3%
o   9  Travel Services International, Inc.    1.3%
o   10 Veeco Instruments, Inc.                1.3%
                                             ----
                                             14.5%
                                             ====


             TOP 5 INDUSTRIES
      (by percentage of net assets)
  Consumer Cyclicals     ------------
                               15.1%
  Semiconductor          --------
                                9.2%
  Computer Software      --------
                                7.6%
  Biotechnology          ------
                                7.2%
  Electronic/Production  ----
  Equipment
                                5.9%


               SEC AVERAGE ANNUAL RATES OF RETURN
              (at maximum applicable sales charge)
                                     Inception      1 year
                                     14.37%         10.30%
  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
                                     Inception      1 year
                                     90.94%         17.30%

   NORTHSTAR GALAXY TRUST
     EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

        GROWTH OF $10,000 INVESTED IN NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO FROM INCEPTION THROUGH THE PORTFOLIO'S FISCAL YEAR END.

  The graph below illustrates the hypothetical investment of $10,000 in the Northstar Galaxy Trust Emerging Growth Portfolio from May 6, 1994 (inception of the Portfolio) through December 31, 1998, assuming the reinvestment of dividends and capital gains at net asset value, compared to the S&P 500 Index, the Lehman Brothers' Government/Corporate Bond Index, and the Russell 3000 Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.

[PERFORMANCE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                  NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
                                 (IN THOUSANDS)

                          AVERAGE ANNUAL TOTAL RETURN
                           1-YEAR             17.30%
                           SINCE INCEPTION    14.89%



                    Emerging                                           Lehman
                     Growth        S&P 500        Russell 3000        Gov't/Corp

5/6/94              10,000.00      10,000.00      10,000.00           10,000.00
12/31/94            10,202.00      10,412.00      10,169.00           10,046.00
6/30/95             11,595.00      12,509.00      11,974.00           11,230.00
12/31/95            12,371.00      14,310.00      13,585.00           11,978.00
6/30/96             12,834.00      15,753.00      14,764.00           11,953.00
12/31/96            14,055.00      17,587.00      16,191.00           12,538.00
6/30/97             15,333.00      21,208.00      18,900.00           12,881.00
12/31/97            16,276.00      23,447.00      20,963.00           13,760.00
6/30/98             16,949.00      27,590.00      23,957.00           14,235.00
12/31/98            19,094.00      30,134.00      25,644.00           14,940.00

   NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]







Security                                          Shares          Value
---------------------------------------   --------------   ------------
COMMON STOCKS -- 97.64%
BIOTECHNOLOGY -- 7.18%
Agouron Pharmaceuticals, Inc. @                  5,500     $323,125
Alkermes, Inc. @                                11,000       244,063
Biogen, Inc. @                                   2,800       232,400
COR Therapeutics, Inc. @                         8,700       115,275
Coulter Pharmaceutical, Inc. @                   7,500       225,000
MedImmune, Inc. @                                3,100       308,256
PathoGenesis Corp. @                             4,800       278,400
                                                           ---------
                                                           1,726,519
                                                           ---------
CAPITAL GOODS -- 4.35%
Advanced Energy Industries, Inc. @               5,700       142,500
Casella Waste Systems, Inc. @                    7,200       267,300
Comfort Systems USA, Inc. @                     12,000       214,500
Electro Scientific Industries, Inc. @            5,300       240,156
Mettler-Toledo International, Inc. @             6,500       182,406
                                                           ---------
                                                           1,046,862
                                                           ---------
COMMUNICATION SERVICE -- 1.15%
RSL Communications, Ltd. @ @@                    9,400       277,300
                                                           ---------
COMPUTER COMMUNICATIONS -- 2.14%
Applied Micro Circuits Corp. @                   7,400       251,369
Ascend Communications, Inc. @                    4,000       263,000
                                                           ---------
                                                             514,369
                                                           ---------
COMPUTER SOFTWARE -- 7.63%
Aspect Development, Inc. @                       5,800       257,012
Digital River, Inc. @                            4,300       152,650
New Era of Networks, Inc. @                      6,700       294,800
Novell, Inc. @                                  12,300       222,938
Rational Software Corp. @                        6,200       164,300
Sapient Corp. @                                  4,800       268,800
Saville Systems PLC @**                         10,800       205,200
Segue Software, Inc. @                          13,300       269,325
                                                           ---------
                                                           1,835,025
                                                           ---------
CONSUMER CYCLICALS -- 15.10%
Abercrombie & Fitch Co. @                        4,300       304,225
American Eagle Outfitters, Inc. @                4,300       286,487
AnnTaylor Stores Corp. @                         6,000       236,625
Concur Technologies, Inc. @                      6,700       204,350
DM Management Co. @                              7,200       136,800
Dollar Tree Stores, Inc. @                       3,800       166,013
Exchange Applications, Inc. @                    9,000       176,625
Linens 'n Things, Inc. @                         6,400       253,600
Office Depot, Inc. @                             7,000       258,562
Party City Corp. @                              12,500       180,469
ProBusiness Services, Inc. @                     4,900       222,950
Restoration Hardware, Inc. @                     8,100       217,687
Select Comfort Corp. @                           2,500        66,094
Staples, Inc. @                                  5,200       227,175

   NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                            Shares          Value
-----------------------------------------   --------------   ------------
CONSUMER CYCLICALS -- CONTINUED
Sunrise Assisted Living, Inc. @                    5,800     $300,875
The Men's Wearhouse, Inc. @                        8,100       257,175
The Metzler Group, Inc. @                          2,800       136,325
                                                             ---------
                                                             3,632,037
                                                             ---------
CONSUMER SERVICES -- 0.63%
Advantage Learning Systems, Inc. @                 2,300       151,225
                                                             ---------
CONSUMER STAPLES -- 4.26%
Comcast Corp.                                      2,700       158,456
Hollywood Entertainment Corp. @                   10,800       294,300
Infinity Broadcasting Corp. @                      4,400       120,450
P.F. Changs China Bistro, Inc. @                   6,900       156,975
PSS World Medical, Inc. @                          7,900       181,700
Ticketmaster Online-CitySearch, Inc. @             2,000       112,000
                                                             ---------
                                                             1,023,881
                                                             ---------
DIVERSIFIED COMMERICAL SERVICES -- 1.20%
Abacus Direct Corp. @                              2,100        95,550
Dendrite International, Inc. @                     7,700       192,259
                                                             ---------
                                                               287,809
                                                             ---------
DIVERSIFIED ELECTRONIC PRODUCTS -- 1.21%
Uniphase Corp. @                                   4,200       291,375
                                                             ---------
DRUG STORE CHAINS -- 1.17%
Express Scripts, Inc. @                            4,200       281,925
                                                             ---------
EDP PERIPHERALS -- 2.08%
EMC Corp.                                          2,600       221,000
Network Appliance, Inc.                            6,200       279,000
                                                             ---------
                                                               500,000
                                                             ---------
EDP SERVICES -- 2.77%
BindView Development Corp. @                       4,600       126,500
Ceridian Corp.                                     6,000       418,875
National Data Corp.                                2,500       121,719
                                                             ---------
                                                               667,094
                                                             ---------
ELECTRONIC COMPONENTS -- 0.52%
E-Tek Dynamics, Inc. @                             4,700       125,725
                                                             ---------
ELECTRONIC DATA PROCESSING -- 1.95%
Compaq Computer Corp.                             11,200       469,700
                                                             ---------
ELECTRONIC PRODUCTION/EQUIPMENT -- 5.86%
Applied Materials, Inc. @                          5,400       230,513
KLA-Tencor Corp. @                                 6,300       273,262
Lam Research Corp. @                               8,800       156,750
Novellus Systems, Inc. @                           4,200       207,900
Teradyne, Inc. @                                   5,500       233,062
Veeco Instruments, Inc. @                          5,800       308,125
                                                             ---------
                                                             1,409,612
                                                             ---------

   NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






Security                                        Shares          Value
-------------------------------------   --------------   ------------
FINANCIAL -- 4.36%
AFLAC, Inc.                                    5,800     $255,200
First Union Corp.                              3,600       218,925
Merrill Lynch & Co., Inc.                      2,900       193,575
Morgan Stanley Dean Witter & Co.               3,100       220,100
The Charles Schwab Corp.                       2,850       160,134
                                                         ---------
                                                         1,047,934
                                                         ---------
GENERIC DRUGS -- 0.50%
Schein Pharmaceutical, Inc. @                  8,200       119,413
                                                         ---------
HEALTH INDUSTRY SERVICES -- 1.03%
Medical Manager Corp. @                        7,900       247,863
                                                         ---------
INTERNET SERVICES -- 3.98%
America Online, Inc. @                         1,900       304,000
Excite, Inc. @                                 4,600       193,487
InfoSpace.com, Inc. @                          2,800       106,750
Lycos, Inc. @                                  3,500       194,469
Network Solutions, Inc. @                        900       117,788
Xoom.com, Inc. @                               1,200        39,600
                                                         ---------
                                                           956,094
                                                         ---------
MANAGED HEALTH CARE --  1.47%
Coventry Health Care, Inc. @                  13,800       121,613
Oxford Health Plans, Inc. @                   15,500       230,562
                                                         ---------
                                                           352,175
                                                         ---------
MEDICAL ELECTRONICS --  2.10%
Endosonics Corp. @                            13,000       129,188
VISX, Inc. @                                   4,300       375,981
                                                         ---------
                                                           505,169
                                                         ---------
MEDICAL SPECIALTIES -- 4.99%
Anesta Corp. @                                 3,400        90,525
Hanger Orthopedic Group, Inc. @               10,200       229,500
MiniMed, Inc. @                                3,200       335,200
Osteotech, Inc. @                              1,500        69,750
ResMed, Inc. @                                 5,300       240,487
Xomed Surgical Products, Inc. @                7,350       235,200
                                                         ---------
                                                         1,200,662
                                                         ---------
MEDICAL/NURSING SERVICES -- 1.02%
Pediatrix Medical Group, Inc. @                4,100       245,744
                                                         ---------
OFFICE EQUIPMENT/SUPPLIES -- 1.21%
Lexmark International Group, Inc. @            2,900       291,450
                                                         ---------
OFFICE/PLANT AUTOMATION -- 0.96%
Newbridge Networks Corp. @ @@                  7,600       230,850
                                                         ---------
PHARMACEUTICALS -- 1.64%
King Pharmaceuticals, Inc. @                   6,300       166,163
Sepracor, Inc. @                               2,600       229,125
                                                         ---------
                                                           395,288
                                                         ---------
RECREATIONAL PRODUCTS/TOYS -- 0.86%
THQ, Inc. @                                    7,400       207,200
                                                         ---------

   NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                                                    Shares/
Security                                                                        Principal Amount             Value
---------------------------------------------------------------------------   ------------------   ---------------
SEMICONDUCTOR -- 9.15%
Altera Corp. @                                                                           3,900       $   237,412
Analog Devices, Inc. @                                                                   3,900           122,363
Level One Communications, Inc. @                                                         3,600           127,800
Maxim Integrated Products, Inc. @                                                        5,500           240,281
Micrel, Inc. @                                                                           5,600           308,000
PMC-Sierra, Inc. @                                                                       4,300           271,437
SDL, Inc. @                                                                              5,300           210,013
Semtech Corp. @                                                                          5,200           186,550
Texas Instruments, Inc.                                                                  1,300           111,313
Vitesse Semiconductor Corp. @                                                            2,300           104,938
Xilinx, Inc. @                                                                           4,300           280,037
                                                                                                   -------------
                                                                                                       2,200,144
                                                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT -- 3.89%
Carrier Access Corp. @                                                                   7,100           244,506
General Instrument Corp. @                                                               7,100           240,956
Terayon Communication Systems, Inc. @                                                    5,700           210,900
Visual Networks, Inc. @                                                                  6,400           240,000
                                                                                                   -------------
                                                                                                         936,362
                                                                                                   -------------
TRANSPORTATION -- 1.28%
Travel Services International, Inc. @                                                   10,100           308,050
                                                                                                   -------------
TOTAL COMMON STOCKS
(cost $20,190,460)                                                                                    23,484,856
                                                                                                   -------------
TOTAL INVESTMENT SECURITIES -- 97.64%
(cost $20,190,460)                                                                                    23,484,856
REPURCHASE AGREEMENT -- 3.78%
Agreement with State Street Bank and Trust bearing interest at 4.70% dated
12/31/98, to be repurchased 1/04/99 in the amount $910,475 and collaterized by $890,000 U.S. Treasury Notes, 6.375% due 1/15/00,
value $931,353
(cost $910,000)                                                                       $910,000           910,000
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.42%)                                                        (342,102)
                                                                                                   -------------
NET ASSETS -- 100.00%                                                                                $24,052,754
                                                                                                   =============

@  Non-income producing security.
@@ Foreign Security.
**  American Depositary Receipt.
See accompanying notes to financial statements.



--------------------------------------------------------------------------------
PROXY RESULTS (UNAUDITED)

     During the year ended December 31, 1998, Northstar Galaxy Trust Emerging Growth Portfolio (formerly "Northstar Galaxy Trust Income and Growth Portfolio") shareholders voted on the following proposal. The proposal was approved at a Special Meeting of Shareholders on November 5, 1998.

                                                                                        Shares       Shares
                                                                                        Voted        Voted
                                                                                         For        Against     Abstentions
                                                                                     -----------   ---------   ------------
To approve a modification of the investment objective and name of the Portfolio.     1,472,805     101,389       121,863

   NORTHSTAR GALAXY TRUST
     MULTI-SECTOR BOND PORTFOLIO
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






THE MARKETS

   o The fourth quarter ended with equity markets back at historical highs as well as GDP growth rates near the 4% level. Despite strong growth, consumer prices rose only 1.6% in 1998, the smallest increase in roughly 12 years. Consumer confidence, economic growth, low inflation and interest rate relief from the Federal Reserve helped to keep the U.S. economy in check. Commodity deflation and cheap imports as well as the financial crisis around the world, pushed U.S. Treasury bond yields down to levels not seen since the 1960's. During the 1998 calendar year, yields of 10- and 30-year Treasury bonds dropped steadily. Their yields ended the fourth quarter at 4.66% and 5.10%, down 109 bps and 83 bps, respectively, from the beginning of the year.
   o Falling economies around the world, especially those throughout Russia, Asia and Latin America, created liquidity concerns in the corporate bond market. This liquidity crunch was at its worst point during August, which proved to be the single-worst month for corporate spread widening this decade. The high yield market was impacted by the increased volume of which emerging markets funds sold domestic high yield bonds, hedge funds experienced margin calls, market timers left the market, and market makers were unwilling to purchase bonds. Consequently, the corporate bond market went into a liquidity crisis where investors flocked to the highest quality bonds. The liquidity crisis was mitigated by the Federal Reserve's series of rate cuts levied in September and October.
   o High yield bonds returns for the year ended December 31, 1998 were 1.87% compared to 8.69% for all domestic bonds. As economic and financial concerns abated in the fourth quarter, high yield bonds began rebounding from their lows in October. However, high yield spreads only tightened roughly 100 basis points to Treasuries. At the end of the year, high yield spreads still remained historically wide to Treasuries at 650 basis points. In general, bonds with lower credit ratings continued to underperform the upper tier of the high yield market.
   o Emerging market bonds fell 11.6% for the calendar year ended December 31, 1998. However, in the fourth quarter there was a bounce back in emerging markets as investors searched for opportunities from the third quarter collapse.


THE PORTFOLIO
   o For the year ended December 31, 1998, the total return of the Portfolio's shares was 1.02%; the Lipper average for multi-sector bond funds was 1.3%. Net assets rose 37% from $10.5MM to $14.4MM during the calendar year 1998 due to capital appreciation and increased sales.
   o Due to a significant amount of Treasury securities and cash during the year, the Portfolio underperformed its peers. The Portfolio's conservative approach in the fourth quarter 1998 led to its underperformance as the market rallied.


CURRENT STRATEGY
     o Continue above-average exposure in non-cyclicals; keep duration at or below six years to limit volatility.
     o The Fund will continue to take a conservative approach. We will continue to increase the credit quality of high yield holdings.


--------------------------------------------------------------------------------
PORTFOLIO INFORMATION (ALL DATA ARE AS OF 12/31/98)  TOTAL NET ASSETS
$14,436,636
--------------------------------------------------------------------------------

            TOP 10 HOLDINGS
                 NAME                     % FUND
o   1  U.S. Treasury Bills, 0%, due
                                        27.9%
       2/18/99
o   2  U.S. Treasury Notes, 5.875%,
                                         5.4%
       due 9/30/02
o   3  U.S. Treasury Notes, 6.625%,
                                         2.8%
       due 4/30/02
o   4  U.S. Treasury Strips, 0%, due
                                         2.8%
       2/15/23
o   5  Mego Mortgage Home Loan
                                         2.0%
       Trust, 8.01%, due 8/25/23
o   6  Paxson Communications             2.0%
o   7  AES Corp.                         1.8%
o   8  Sinclair Broadcast Group, Inc.    1.8%
o   9  Engle Homes, Inc.                 1.7%
o   10 Superior National Insurance
                                         1.7%
                                        ----
       Group, Inc.
                                        49.9%
                                        ====


          SECTOR ALLOCATIONS
    (by percentage of net assets)
  U.S. Government    ------------
                           39.2%
  High Yield         ----------
                           34.5%
  Investment Grade   -----
                           11.5%
  Cash               ----
                           10.8%
  Equities           ---
                            4.0%


                SEC AVERAGE ANNUAL RATES OF RETURN
               (at maximum applicable sales charge)
                                     Inception      1 year
                                      6.96%         (5.56)%
  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
                                     Inception      1 year
                                     40.69%          1.02%

   NORTHSTAR GALAXY TRUST
     MULTI-SECTOR BOND PORTFOLIO
--------------------------------------------------------------------------------


        GROWTH OF $10,000 INVESTED IN NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO FROM INCEPTION THROUGH THE PORTFOLIO'S FISCAL YEAR END.

  The graph below illustrates the hypothetical investment of $10,000 in the Northstar Galaxy Trust Multi-Sector Bond Portfolio from May 6, 1994 (inception of the Portfolio) through December 31, 1998, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Brothers' Government/Corporate Bond Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.

[PERFORMANCE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

               NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO
                                 (IN THOUSANDS)

                          AVERAGE ANNUAL TOTAL RETURN
                           1-YEAR              1.02%
                           SINCE INCEPTION     7.60%


                         Lehman              Multi-Sector

5/6/94                   10,000.00           10,000.00
12/31/94                 10,046.00           10,141.00
6/30/95                  11,230.00           11,157.00
12/31/95                 11,978.00           11,659.00
6/30/96                  11,953.00           12,247.00
12/31/96                 12,464.00           13,120.00
6/30/97                  12,881.00           13,557.00
12/31/97                 13,760.00           13,927.00
6/30/98                  14,235.00           14,384.00
12/31/98                 14,940.00           14,069.00

   NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]







Security                                          Principal Amount          Value
-------------------------------------------   --------------------   ------------
INVESTMENT GRADE SECURITIES --  7.68%
DOMESTIC BONDS & NOTES --  3.60%
ELECTRIC UTILITIES -- 0.78%
Boston Edison Co.
9.375%, Debentures, 8/15/21                       $    100,000        $  112,116
                                                                      ----------
OIL & GAS -- 1.26%
PDV America, Inc.
7.875%, Sr. Notes, 8/01/03                             200,000           182,374
                                                                      ----------
TELECOMMUNICATIONS -- 1.56%
TCI Communications, Inc.
8.00%, Sr. Notes, 8/01/05                              200,000           225,514
                                                                      ----------
TOTAL DOMESTIC BONDS & NOTES                                             520,004
                                                                      ----------
FOREIGN BONDS & NOTES -- 4.08%
FOREIGN GOVERNMENT SECURITIES -- 4.08%
Poland Government $
0/3.25%, due 10/27/24                                  250,000           175,625
Republic of Columbia
7.25%, due 2/23/04                                     150,000           126,750
Republic of Indonesia
7.75%, due 8/01/06                                     150,000            99,409
Republic of Italy (1)
12.00%, due 5/01/02                                245,000,000           186,701
                                                                      ----------
TOTAL FOREIGN BONDS & NOTES                                              588,485
                                                                      ----------
TOTAL INVESTMENT GRADE SECURITIES
(cost $1,115,364)                                                      1,108,489
                                                                      ----------
HIGH YIELD SECURITIES -- 34.46%
DOMESTIC BONDS & NOTES -- 26.64%
AIRLINES -- 1.57%
Atlantic Coast Airlines, Inc. #
8.75%, Pass Thru Certificates, 1/01/07                 230,938           227,334
                                                                      ----------
BROADCASTING -- 1.77%
Sinclair Broadcast Group, Inc.
9.00%, Sr. Subordinated Notes, 7/15/07                 250,000           255,625
                                                                      ----------
CABLE TELEVISION -- 1.39%
EchoStar Satellite Broadcasting Corp. $
0/13.125%, Sr. Discount Notes, 3/15/04                 200,000           200,500
                                                                      ----------
CONSUMER PRODUCTS -- 0.71%
Packaged Ice, Inc.
9.75%, Sr. Notes, 2/01/05                              100,000           102,500
                                                                      ----------
ENERGY -- 1.76%
AES Corp.
8.50%, Sr. Subordinated Notes, 11/01/07                250,000           253,750
                                                                      ----------
ENTERTAINMENT/FILM -- 0.78%
Paramount Communications, Inc.
8.25%, Sr. Debentures, 8/01/22                         100,000           113,070
                                                                      ----------
FOOD/BEVERAGE/TOBACCO --  1.31%
Richmont Marketing Specialists, Inc. #
10.125%, Sr. Subordinated Notes, 12/15/07              250,000           188,750
                                                                      ----------

   NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                              Principal Amount          Value
-----------------------------------------------   --------------------   ------------
HEALTHCARE -- 0.69%
Fisher Scientific International, Inc.
9.00%, Sr. Subordinated Notes, 2/01/08                  $100,000          $  100,000
                                                                          ----------
HOMEBUILDERS/HOME CONSTRUCTION -- 1.74%
Engle Homes, Inc.
9.25%, Company Guarantee, 2/01/08                        250,000             251,250
                                                                          ----------
HOTEL & GAMING -- 1.69%
HMH Properties, Inc.
7.875%, Sr. Secured Notes, 8/01/08                       250,000             243,750
                                                                          ----------
INSURANCE -- 2.44%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05                   100,000             103,000
Superior National Insurance Group, Inc.
10.75%, Company Guarantee, 12/01/17                        2,500             250,000
                                                                          ----------
                                                                             353,000
                                                                          ----------
OIL & GAS -- 1.28%
Lomak Petroleum, Inc.
8.75%, Sr. Subordinated Notes, 1/15/07                   200,000             185,000
                                                                          ----------
TELECOMMUNICATIONS -- 6.50%
Hyperion Telecommunications, Inc. $
0/13.00%, Sr. Discount Notes, 4/15/03                    150,000             108,000
ICG Holdings, Inc. $
0/12.50%, Sr. Secured Discount Notes, 5/01/06            100,000              74,188
ITC Deltacom, Inc.
11.00%, Sr. Notes, 6/01/07                               130,000             139,750
RCN Corp.
10.00%, Sr. Notes, 10/15/07                              200,000             187,500
RCN Corp. $
0/9.80%, Sr. Discount Notes, 2/15/08                     100,000              53,000
Viatel, Inc.
11.25%, Sr. Notes, 4/15/08                               200,000             201,000
WinStar Communications, Inc. $
0/14.00%, Sr. Discount Notes, 10/15/05                   100,000              72,750
WinStar Equipment Corp.
12.50%, Company Guarantee, 3/15/04                       100,000             102,500
                                                                          ----------
                                                                             938,688
                                                                          ----------
TEXTILE/APPAREL -- 1.65%
Fruit of the Loom, Inc.
6.50%, Notes, 11/15/03                                   250,000             237,540
                                                                          ----------
TRANSPORTATION -- 1.36%
Sea Containers Ltd.
7.875%, Sr. Notes, 2/15/08                               200,000             196,000
                                                                          ----------
TOTAL DOMESTIC BONDS & NOTES                                               3,846,757
                                                                          ----------
FOREIGN BONDS & NOTES --  7.82%
FOOD/BEVERAGE/TOBACCO --  1.52%
Fage Dairy Industries SA
9.00%, Sr. Notes, 2/01/07                                250,000             218,750
                                                                          ----------
OIL & GAS -- 1.71%
Husky Oil Ltd. # (2)
8.90%, Notes, 8/15/28                                    250,000             247,500
                                                                          ----------

   NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    [NORTSTAR LOGO APPEARS HERE]







                                                            Principal Amount/
Security                                                         Shares               Value
--------------------------------------------------------   ------------------   -----------
SERVICES -- 0.66%
Guangzhou Shenzhen Superhighway Holdings
10.25%, Sr. Notes, 8/15/07                                 $200,000             $96,000
                                                                                ---------
SHIPPING -- 1.38%
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                                   250,000      198,750
                                                                                ---------
TELECOMMUNICATIONS -- 2.55%
Colt Telecom Group PLC $
0/12.00%, Sr. Discount Notes, 12/15/06                               200,000      167,000
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04                                250,000      200,625
                                                                                ---------
                                                                                  367,625
                                                                                ---------
TOTAL FOREIGN BONDS & NOTES                                                     1,128,625
                                                                                ---------
TOTAL HIGH YIELD SECURITIES
(cost $5,120,337)                                                               4,975,382
                                                                                ---------
CONVERTIBLE BONDS -- 0.50%
TELECOMMUNICATIONS -- 0.50%
SA Telecommunications, Inc. # *
10.00%, Notes, 8/15/06                                               125,000            0
Winstar Communications, Inc. $ #
0/14.00%, Sr. Discount Notes, 10/15/05                                50,000       72,750
                                                                                ---------
TOTAL CONVERTIBLE BONDS
(cost $166,897)                                                                    72,750
                                                                                ---------
PREFERRED STOCKS -- 3.16%
BROADCASTING -- 1.96%
Paxson Communications Corp., 12.50% &                                  3,113      283,283
                                                                                ---------
ENERGY -- 0.36%
Enron Capital Resources L.P., 9.00%                                    2,000       51,750
                                                                                ---------
SUPERMARKETS -- 0.76%
Nebco Evans Holding Co., 11.25% &                                      2,170      109,572
                                                                                ---------
TELECOMMUNICATIONS -- 0.08%
Viatel, Inc., 10.00% &                                                   101       11,160
                                                                                ---------
TOTAL PREFERRED STOCKS
(cost $565,290)                                                                   455,765
                                                                                ---------
WARRANTS -- 0.79% @
CONSUMER PRODUCTS -- 0.08%
Chattem, Inc., (expires 6/17/99)                                          50       11,295
                                                                                ---------
STEEL -- 0.01%
Sheffield Steel Corp., (expires 11/01/01)                                500          500
                                                                                ---------
SUPERMARKETS -- 0.00%
Dairy Mart Convenience Stores, Inc., (expires 1/01/01)                   666          352
                                                                                ---------
TELECOMMUNICATIONS --  0.70%
Clearnet Communications, Inc. @@, (expires 9/15/05)                      660        4,620
Colt Telecom Group PLC # @@, (expires 12/31/06)                          200       85,480
Hyperion Telecommunications, Inc., (expires 4/15/01)                     150       11,246
UNIFI Communications, Inc. #, (expires 3/01/07)                          100            1
                                                                                ---------
                                                                                  101,347
                                                                                ---------
TOTAL WARRANTS
(cost $2,000)                                                                     113,494
                                                                                ---------

   NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                                                            Principal Amount            Value
-----------------------------------------------------------------------------   --------------------   --------------
ASSET BACKED SECURITIES -- 3.40%
Cityscape Home Loan Owner Trust, 8.17%, due 7/25/18                                       $200,000     $   202,068
Mego Mortgage Home Loan Trust, 8.01%, due 8/25/23                                          300,000         288,903
                                                                                                       -----------
TOTAL ASSET BACKED SECURITIES
(cost $482,594)                                                                                            490,971
                                                                                                       -----------
U.S. GOVERNMENT AND AGENCIES -- 11.23%
Resolution Trust Corp., 8.00%, due 6/25/26                                                  42,609          43,750
U.S. Treasury Notes, 5.875%, due 9/30/02                                                   750,000         780,540
U.S. Treasury Notes, 6.625%, due 4/30/02                                                   375,000         397,421
U.S. Treasury Strips, 0%, due 2/15/23                                                    1,500,000         399,135
                                                                                                       -----------
TOTAL U.S. GOVERNMENT AND AGENCIES
(cost $1,512,250)                                                                                        1,620,846
                                                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 61.22%
(cost $8,964,732)                                                                                        8,837,697
                                                                                                       -----------
SHORT-TERM SECURITY -- 27.94%
U.S. Treasury Bills, 0%, due 2/18/99                                                     4,055,000       4,034,279
                                                                                                       -----------
TOTAL SHORT-TERM SECURITY
(cost $4,031,722)                                                                                        4,034,279
REPURCHASE AGREEMENT --  9.38%
Agreement with State Street Bank and Trust bearing interest at 4.70% dated
12/31/98, to be repurchased 1/04/99 in the amount of $1,354,707 and collateralized by $1,185,000 U.S. Treasury Notes, 7.875% due 11/15/04, value
$1,386,332
(cost $1,354,000)                                                                        1,354,000       1,354,000
OTHER ASSETS LESS LIABILITIES -- 1.46%                                                                     210,660
                                                                                                       -----------
NET ASSETS -- 100.00%                                                                                  $14,436,636
                                                                                                       ===========

$  Step bond.
#  Sales restricted to qualified institutional investors.
*   Defaulted security.
&  Payment-in-kind security.
@  Non-income producing security.
@@ Foreign security.
(1)  The principal amount shown is shown in the respective country's currency.
(2)  Variable rate security. Rate as of December 31, 1998.
See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
     HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
[GRAPHIC]






THE MARKETS

   o The fourth quarter ended with equity markets back at historical highs as well as GDP growth rates near the 4% level. Despite strong growth, consumer prices rose only 1.6% in 1998, the smallest increase in roughly 12 years. Consumer confidence, economic growth, low inflation and interest rate relief from the Federal Reserve helped to keep the U.S. economy in check. Commodity deflation and cheap imports as well as the financial crisis around the world, pushed U.S. Treasury bond yields down to levels not seen since the 1960's. During the 1998 calendar year, yields of 10- and 30-year Treasury bonds dropped steadily. Their yields ended the fourth quarter at 4.66% and 5.10%, down 109 bps and 83 bps, respectively, from the beginning of the year.

   o Falling economies around the world, especially those throughout Russia, Asia and Latin America, created liquidity concerns in the corporate bond market. This liquidity crunch was at its worst point during August, which proved to be the single-worst month for corporate spread widening this decade. The high yield market was impacted by the increased volume of which emerging markets funds sold domestic high yield bonds, hedge funds experienced margin calls, market timers left the market, and market makers were unwilling to purchase bonds. Consequently, the corporate bond market went into a liquidity crisis where investors flocked to the highest quality bonds. The liquidity crisis was mitigated by the Federal Reserve's series of rate cuts levied in September and October.

   o High yield bonds returns for the year ended December 31, 1998, were 1.87% compared to 8.69% for all domestic bonds. As economic and financial concerns abated in the fourth quarter, high yield bonds began rebounding from their lows in October. However, high yield spreads only tightened roughly 100 basis points to Treasuries. At the end of the year, high yield spreads still remained historically wide to Treasuries at 650 basis points. In general, bonds with lower credit ratings continued to underperform the upper tier of the high yield market.

   o Emerging market bonds fell 11.6% for the calendar year ended December 31, 1998. However, in the fourth quarter there was a bounce back in emerging markets as investors searched for opportunities from the third quarter collapse.

THE PORTFOLIO
   o For the year ended December 31, 1998, the total return of the Portfolio's shares were (0.12)%; the Lipper average for high yield funds was (0.44)%. Capital appreciation and strong marketing efforts caused net assets to rise 70% during the year from, $12.5MM to $21.3MM.

   o The Portfolio outperformed the Lipper average as a result of a higher cash position held in the third quarter which was invested in the fourth quarter as the market began to rally. Additionally, the blend of upper tier credits and a number of telecommunication bonds in the Portfolio contributed to the strong performance.

   o Many of the stocks and equity rights attached to bonds ("equity kickers") held by the Portfolio hurt its returns in the fourth quarter, but they are poised to make contributions to the NAV when stock prices inevitably recover.

CURRENT STRATEGY
   o Continue above-average exposure in non-cyclical industries. Hold bonds that have equity kickers. Focus on investments in undervalued bonds that have high yields and above-average potential for capital appreciation.

   o Given the resumption of significant market volatility and the renewed flight to quality, we will be even more selective about credit risk than we were in the fourth quarter. Additionally, the Portfolio will continue to follow the barbell approach, mitigating the downside of volatility swings associated with big market moves.
--------------------------------------------------------------------------------
PORTFOLIO INFORMATION (ALL DATA ARE AS OF 12/31/98)  TOTAL NET ASSETS
$21,320,163
--------------------------------------------------------------------------------

            TOP 10 HOLDINGS
                  NAME                     % FUND
o   1  Allied Waste Industries, Inc.        2.4%
o   2  Circus Circus Enterprises, Inc.      2.4%
o   3  Dobson/Sygnet Communications         2.4%
o   4  Hard Rock Hotel, Inc.                2.4%
o   5  Mail-Well Corp.                      2.4%
o   6  Nextlink Communications, Inc.        2.4%
o   7  North Atlantic Trading, Inc.         2.4%
o   8  Pierce Leahy Command Co.             2.4%
o   9  Tenet Healthcare Corp.               2.4%
o   10 Viatel, Inc.                         2.4%
                                           ----
                                           24.0%
                                           ====


              TOP 5 INDUSTRIES
        (by percentage of net assets)
  Telecommunications        ------------
                              22.0%
  Hotel/Gaming              --------
                               9.4%
  Services                  --------
                               8.7%
  Oil & Gas                 --------
                               8.2%
  Food, Beverage, Tobacco   --------
                               7.4%


                SEC AVERAGE ANNUAL RATES OF RETURN
               (at maximum applicable sales charge)
                                     Inception      1 year
                                      8.15%         (6.55)%
  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
                                     Inception      1 year
                                     47.97%         (0.12)%

   NORTHSTAR GALAXY TRUST
     HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------


        GROWTH OF $10,000 INVESTED IN NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
        FROM INCEPTION THROUGH THE PORTFOLIO'S FISCAL YEAR END.

  The graph below illustrates the hypothetical investment of $10,000 in the Northstar Galaxy Trust High Yield Bond Portfolio from May 6, 1994 (inception of the Portfolio) through December 31, 1998, assuming the reinvestment of dividends and capital gains at net asset value, compared to the Lehman Brothers' Government/Corporate Bond Index for the same period. All performance data shown represents past performance, and should not be considered indicative of future performance.

[PERFORMANCE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

               NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
                                 (IN THOUSANDS)

                          AVERAGE ANNUAL TOTAL RETURN
                           1-YEAR             (0.12%
                           SINCE INCEPTION     8.77%


                         Lehman              High Yield
                         Gov't/Corp            Bond
5/6/94                   10,000.00           10,000.00
12/31/94                 10,046.00            9,905.00
6/30/95                  11,230.00           10,870.00
12/31/95                 11,978.40           11,743.00
6/30/96                  11,953.50           12,731.00
12/31/96                 12,464.20           13,592.00
6/30/97                  12,881.00           14,150.00
12/31/97                 13,760.40           14,815.00
6/30/98                  14,235.30           15,439.00
12/31/98                 14,940.00           14,797.00

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]







Security                                      Principal Amount       Value
------------------------------------------   ------------------   -----------
DOMESTIC BONDS & NOTES -- 69.75%
AIRLINES -- 0.85%
Atlantic Coast Airlines, Inc. #
8.75%, Pass-Thru Certificates, 1/01/07            $184,751        $181,867
                                                                  --------
AUTOMOTIVE MANUFACTURING -- 2.18%
Safelite Glass Corp. #
9.875%, Sr. Subordinated Notes, 12/15/06           500,000         463,750
                                                                  --------
AUTO PARTS & EQUIPMENT -- 0.46%
Titan Wheel International, Inc.
8.75%, Sr. Subordinated Notes, 4/01/07             100,000          97,500
                                                                  --------
BROADCASTING -- 3.07%
Brill Media Co. LLC $
7.50/12.00%, Company Guarantee, 12/15/07             5,714             200
Brill Media Co. LLC $ (1)
7.50/12.00%, Company Guarantee, 12/15/07           200,000         179,000
Capstar Broadcasting Partners, Inc.
9.25%, Sr. Subordinated Notes, 7/01/07             100,000         104,500
Sinclair Broadcast Group, Inc.
8.75%, Sr. Subordinated Notes, 12/15/07            200,000         203,500
Unisite, Inc. ++
13.00%, Sr. Notes, 12/15/04                        146,920         167,416
                                                                  --------
                                                                   654,616
                                                                  --------
CABLE TELEVISION -- 2.43%
Diva Systems Corp. # $
0/12.625%, Sr. Discount Notes, 3/01/08             800,000         302,000
EchoStar Satellite Broadcasting Corp. $
0/13.125%, Sr. Discount Notes, 3/15/04             200,000         200,500
Heartland Wireless Communications, Inc. *
13.00%, Sr. Notes, 4/15/03                          75,000          15,375
                                                                  --------
                                                                   517,875
                                                                  --------
CAPITAL GOODS MANUFACTURING -- 2.19%
Indesco International, Inc.
9.75%, Sr. Subordinated Notes, 4/15/08             500,000         467,500
                                                                  --------
CHEMICALS -- 0.91%
Hydrochem Industrial Services, Inc.
10.375%, Sr. Secured Notes, 8/01/07                200,000         193,000
                                                                  --------
CONSUMER PRODUCTS -- 1.44%
Packaged Ice, Inc.
9.75%, Sr. Notes, 2/01/05                          300,000         307,500
                                                                  --------
ENTERTAINMENT/FILM -- 0.53%
Paramount Communications, Inc.
8.25%, Sr. Debentures, 8/01/22                     100,000         113,070
                                                                  --------

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                           Principal Amount        Value
-----------------------------------------------   ------------------   ------------
FOOD/BEVERAGE/TOBACCO -- 5.54%
Aurora Foods, Inc.
9.875%, Sr. Subordinated Notes, 2/15/07                $ 95,000         $  104,025
Eagle Family Foods, Inc.
8.75%, Company Gurantee, 1/15/08                        250,000            236,875
North Atlantic Trading, Inc.
11.00%, Sr. Notes, 6/15/04                              500,000            505,000
Standard Commercial Corp.
8.875%, Company Guarantee, 8/01/05                      150,000            147,750
Tom's Foods, Inc.
10.50%, Sr. Notes, 11/01/04                             200,000            187,000
                                                                        ----------
                                                                         1,180,650
                                                                        ----------
HEALTHCARE -- 2.43%
Tenet Healthcare Corp. #
8.125%, Sr. Subordinated Notes, 12/01/08                500,000            518,750
                                                                        ----------
HOMEBUILDERS/HOME CONSTRUCTION -- 1.18%
Engle Homes, Inc.
9.25%, Sr. Notes, 2/01/08                               250,000            251,250
                                                                        ----------
HOTEL & GAMING -- 9.43%
Circus Circus Enterprises, Inc.
9.25%, Sr. Subordinated Notes, 12/01/05                 500,000            518,625
Hard Rock Hotel, Inc.
9.25%, Sr. Subordinated Notes, 4/01/05                  500,000            502,500
Harrahs Operating, Inc.
7.875%, Sr. Subordinated Notes, 12/15/05                500,000            501,250
HMH Properties, Inc.
7.875%, Sr. Secured Notes, 8/01/08                      500,000            487,500
                                                                        ----------
                                                                         2,009,875
                                                                        ----------
INSURANCE -- 0.48%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05                  100,000            103,000
                                                                        ----------
OIL & GAS -- 3.59%
Benton Oil & Gas Co.
11.625%, Sr. Notes, 5/01/03                             100,000             65,500
Crown Central Petroleum Corp.
10.875%, Sr. Notes, 2/01/05                             100,000             92,500
TransAmerican Energy Corp. $
0/13.00%, Sr. Secured Discount Notes, 6/15/02           500,000            122,500
TransAmerican Refining Corp. # &
15.00%, Sr. Notes, 12/01/03                             500,000            485,275
                                                                        ----------
                                                                           765,775
                                                                        ----------
PUBLISHING/PRINTING -- 2.36%
Mail-Well Corp. #
8.75%, Sr. Subordinated Notes, 12/15/08                 500,000            502,500
                                                                        ----------
RESTAURANTS -- 2.33%
Romacorp, Inc. #
12.00%, Sr. Notes, 7/01/06                              500,000            496,250
                                                                        ----------

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                    [NORTSTAR LOGO APPEARS HERE]






Security                                           Principal Amount        Value
-----------------------------------------------   ------------------   ------------
SERVICES -- 7.09%
Allied Waste Industries, Inc. #
7.875%, Sr. Notes, 1/01/09                             $500,000         $  507,500
Pierce Leahy Command Co.
8.125%, Sr. Notes, 5/15/08                              500,000            502,500
Protection One Alarm, Inc. #
8.125%, Sr. Subordinated Notes, 1/15/09                 500,000            501,165
                                                                        ----------
                                                                         1,511,165
                                                                        ----------
SHIPPING -- 1.89%
Simcala, Inc.
9.625%, Sr. Notes, 4/15/06                              250,000            177,500
Ultrapetrol Bahamas Ltd.
10.50%, 1st Mortgage Notes, 4/01/08                     300,000            226,500
                                                                        ----------
                                                                           404,000
                                                                        ----------
STEEL -- 0.47%
WCI Steel, Inc.
10.00%, Sr. Notes, 12/01/04                             100,000            100,500
                                                                        ----------
TELECOMMUNICATIONS -- 16.78%
Dobson/Sygnet Communications #
12.25%, Sr. Notes, 12/15/08                             500,000            502,500
Hyperion Telecommunications, Inc. $
0/13.00%, Sr. Discount Notes, 4/15/03                   150,000            108,000
ICG Holdings, Inc. $
0/12.50%, Sr. Secured Discount Notes, 5/01/06           100,000             74,188
Intercel, Inc. $
0/12.00%, Sr. Discount Notes, 5/01/06                   150,000            108,196
Intermedia Communications, Inc.
8.60%, Sr. Notes, 6/01/08                               500,000            477,500
Iridium Capital Corp.
14.00%, Company Guarantee, 7/15/05                      500,000            477,500
ITC Deltacom, Inc.
11.00%, Sr. Notes, 6/01/07                              130,000            139,750
Nextlink Communications, Inc. #
10.75%, Sr. Notes, 11/15/08                             500,000            512,500
RCN Corp.
10.00%, Sr. Notes, 10/15/07                             300,000            281,250
Verio Inc.
13.50%, Sr. Notes, 6/15/04                              100,000            110,500
Viatel, Inc.
11.25%, Sr. Notes, 4/15/08                              500,000            502,500
Western Wireless Corp.
10.50%, Sr. Subordinated Notes, 6/01/06                 100,000            107,250
WinStar Communications, Inc. $
0/14.00%, Sr. Discount Notes, 10/15/05                  100,000             72,750
WinStar Equipment Corp.
12.50%, Company Guarantee, 3/15/04                      100,000            102,500
                                                                        ----------
                                                                         3,576,884
                                                                        ----------
TRANSPORTATION -- 0.92%
Sea Containers Ltd.
7.875%, Sr. Notes, 2/15/08                              200,000            196,000
                                                                        ----------

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                   Principal Amount/
Security                                                 Units             Value
-----------------------------------------------   ------------------   -------------
UTILITIES -- 1.20%
York Power Funding #
12.00%, Company Guarantee, 10/30/07                    $250,000         $   256,250
                                                                        -----------
TOTAL DOMESTIC BONDS & NOTES
(cost $15,322,302)                                                       14,869,527
                                                                        -----------
FOREIGN BONDS & NOTES -- 14.37%
AEROSPACE & DEFENSE -- 0.38%
Derlan Manufacturing, Inc.
10.00%, Sr. Notes, 1/15/07                              100,000              80,500
                                                                        -----------
BROADCASTING -- 0.86%
Antenna TV SA
9.00%, Sr. Notes, 8/01/07                               200,000             183,000
                                                                        -----------
CABLE TELEVISION -- 0.15%
Pratama Datakom Asia BV #
12.75%, Company Guarantee, 7/15/05                      125,000              31,250
                                                                        -----------
CONSUMER PRODUCTS -- 0.05%
International Semi-Tech Corp. $
0/11.50%, Sr. Secured Discount Notes, 8/15/03           100,000              11,500
                                                                        -----------
FOOD/BEVERAGE/TOBACCO -- 1.85%
Fage Dairy Industries SA
9.00%, Sr. Notes, 2/01/07                               450,000             393,750
                                                                        -----------
OIL & GAS -- 4.51%
Conproca SA #
12.00%, Secured Notes, 6/16/10                          500,000             467,500
Husky Oil Ltd. # (2)
8.90%, Notes, 8/15/28                                   500,000             495,000
                                                                        -----------
                                                                            962,500
                                                                        -----------
PRINTING & PUBLISHING -- 0.31%
Newsquest Capital PLC
11.00%, Sr. Subordinated Notes, 5/01/06                  60,000              66,300
                                                                        -----------
SERVICES -- 1.53%
Autopistas Del Sol SA #
10.25%, Sr. Notes, 8/01/09                              200,000             150,500
Localiza Rent A Car SA
10.25%, Notes, 10/01/05                                 300,000             175,500
                                                                        -----------
                                                                            326,000
                                                                        -----------
SHIPPING -- 2.40%
Alpha Shipping PLC
9.50%, Sr. Notes, 2/15/08                               200,000              59,000
Equimar Shipholdings Ltd.
9.875%, Subordinated Notes, 7/01/07                     400,000             318,000
Navigator Gas Transport PLC # (3)
12.00%, Units, 6/30/07                                      150             135,750
                                                                        -----------
                                                                            512,750
                                                                        -----------

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






                                              Principal Amount/
Security                                           Shares             Value
------------------------------------------   ------------------   ------------
TELECOMMUNICATIONS -- 2.33%
Colt Telecom Group PLC $
0/12.00%, Sr. Discount Notes, 12/15/06            $100,000         $   83,500
Microcell Telecommunications, Inc. $
0/11.125%, Sr. Discount Notes, 10/15/07            250,000             89,957
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04              150,000            120,375
Rogers Cantel, Inc.
8.80%, Sr. Subordinated Notes, 10/01/07            200,000            202,750
                                                                   ----------
                                                                      496,582
                                                                   ----------
TOTAL FOREIGN BONDS & NOTES
(cost $3,652,025)                                                   3,064,132
                                                                   ----------
CONVERTIBLE BONDS -- 0.34%
TELECOMMUNICATIONS -- 0.34%
SA Telecommunications, Inc. # *
10.00%, Notes, 8/15/06                             125,000                  0
WinStar Communications, Inc. # $
0/14.00%, Sr. Discount Notes, 10/15/05              50,000             72,750
                                                                   ----------
TOTAL CONVERTIBLE BONDS
(cost $165,505)                                                        72,750
                                                                   ----------
COMMON STOCKS -- 0.20% @
BROADCASTING -- 0.03%
Pegasus Communications Corp.                           225              5,639
                                                                   ----------
CABLE TELEVISION -- 0.10%
EchoStar Communications Corp.                          450             21,769
                                                                   ----------
SERVICES -- 0.05%
Coinstar, Inc.                                       1,050             11,287
                                                                   ----------
TELECOMMUNICATIONS -- 0.02%
Jordan Telecommunications Products, Inc.               150              3,075
                                                                   ----------
TOTAL COMMON STOCKS
(cost $7,333)                                                          41,770
                                                                   ----------
CONVERTIBLE PREFERRED STOCKS -- 1.13%
HEALTHCARE -- 1.13%
Intracel Corp. ++, 8.00%                            15,576            241,428
                                                                   ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $126,909)                                                       241,428
                                                                   ----------
PREFERRED STOCKS -- 3.80%
BROADCASTING -- 0.54%
Paxson Communications Corp., 12.50% &                1,275            116,025
                                                                   ----------
CABLE TELEVISION -- 1.00%
EchoStar Communications Corp., 12.125% &             1,826            212,712
                                                                   ----------
OIL & GAS -- 0.10%
TCR Holding Corp., $0.053 ++ Class D                14,500                769
TCR Holding Corp., $0.056 ++ Class C                 5,500                308
TCR Holding Corp., $0.060 ++ Class B                10,000                600
TCR Holding Corp., $0.063 ++ Class E                30,000              1,890
TCR Holding Corp., $0.683 ++                        20,000             18,660
                                                                   ----------
                                                                       22,227
                                                                   ----------

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


Security                                                            Shares       Value
----------------------------------------------------------------   --------   -----------
TELECOMMUNICATIONS -- 2.16%
Hyperion Telecommunications, Inc., 12.875% &                        3,508      $280,645
Jordan Telecommunication Products, Inc., 13.25% &                   1,500       150,750
Viatel, Inc., 10.00% &                                                254        28,067
                                                                               --------
                                                                                459,462
                                                                               --------
TOTAL PREFERRED STOCKS
(cost $806,488)                                                                 810,426
                                                                               --------
WARRANTS -- 1.11% @
BROADCASTING -- 0.23%
Spanish Broadcasting Systems, Inc., (expires 6/30/99)                 100        49,000
Unisite, Inc. ++, (expires 12/15/04) (second series warrants)           1             0
Unisite, Inc. ++, (expires 12/15/04)                                   67             1
                                                                               --------
                                                                                 49,001
                                                                               --------
CABLE TELEVISION -- 0.18%
Diva Systems Corp., (expires 3/01/08)                               2,400        38,400
Heartland Wireless Communications, Inc. # *, (expires 4/15/00)        450             5
                                                                               --------
                                                                                 38,405
                                                                               --------
CONSUMER PRODUCTS -- 0.19%
Chattem, Inc., (expires 6/17/99)                                       50        11,295
Packaged Ice, Inc., (expires 4/15/04)                                 150        15,000
Packaged Ice, Inc. #, (expires 4/15/04)                               145        14,500
                                                                               --------
                                                                                 40,795
                                                                               --------
PAPER -- 0.14%
SD Warren Holdings Corp., (expires 12/15/06)                        6,400        30,400
                                                                               --------
STEEL -- 0.00%
Sheffield Steel Corp., (expires 11/01/01)                             500           500
                                                                               --------
SUPERMARKETS -- 0.00%
Dairy Mart Convenience Stores, Inc., (expires 1/01/01)                666           352
                                                                               --------
TELECOMMUNICATIONS -- 0.37%
Clearnet Communications, Inc. @@, (expires 9/15/05)                   660         4,620
Colt Telecom Group PLC # @@, (expires 12/31/06)                       100        42,740
Geotek Communications, Inc., (expires 6/20/01)                      3,000             0
Hyperion Telecommunications, Inc., (expires 4/15/01)                  150        11,245
Occidente Y Caribe Celular SA # @@, (expires 3/15/04)                 600             0
UNIFI Communications, Inc. #, (expires 3/01/07)                       100             1
Verio Inc., (expires 6/15/04)                                         800        19,400
                                                                               --------
                                                                                 78,006
                                                                               --------
TOTAL WARRANTS
(cost $91,013)                                                                  237,459
                                                                               --------

   NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO
     PORTFOLIO OF INVESTMENTS
     DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






                                                                                Principal Amount/
Security                                                                             Shares              Value
----------------------------------------------------------------------------   ------------------   --------------
TOTAL INVESTMENT SECURITIES -- 90.70%
(cost $20,171,575)                                                                                   19,337,492
                                                                                                    -----------
REPURCHASE AGREEMENT -- 7.20%
Agreement with State Street Bank and Trust bearing interest at 4.70% dated
12/31/98, to be repurchased 1/04/99 in the amount of $1,535,802 and collateralized by $1,500,000 U.S. Treasury Notes, 6.625% due 1/31/00, value
$1,570,290
(cost $1,535,000)                                                              $1,535,000             1,535,000
OTHER ASSETS LESS LIABILITIES -- 2.10%                                                                  447,671
                                                                                                    -----------
NET ASSETS -- 100.00%                                                                               $21,320,163
                                                                                                    ===========

#   Sales restricted to qualified institutional investors.
$   Step bond.
++   Private Placement
*   Defaulted security.
&   Payment-in-kind security.
@  Non-income producing security.
@@  Foreign Security.

(1)   Series B second series.
(2)   Variable rate security. Rate as of December 31, 1998.
(3) A unit consists of $1,000 par value 2nd Priority Mortgage notes, 12.00% due 6/30/07 and 7.66 warrants.

See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                                                  Northstar       Northstar
                                                                                   Growth +   International
                                                                                      Value           Value
                                                                                  Portfolio       Portfolio
                                                                           ---------------- ---------------
ASSETS:
Investments in securities, at value (cost $28,111,603, $11,650,624,
 $20,190,460, $8,964,732 and $20,171,575, respectively)                      $ 38,363,076    $ 12,187,097
Short-term securities, at value (cost $0,$0,$0,
$4,031,722, and $0, respectively)                                                       0               0
Repurchase agreements                                                           2,629,000       1,260,000
Cash                                                                               24,985          20,357
Foreign cash, at value (cost $0, $6,838, $0, $0, and $0, respectively)                  0           7,052
Receivable for investments sold                                                   599,174               0
Receivable for shares of beneficial interest sold                                  34,329         285,566
Dividends and interest receivable                                                   5,059          43,026
Prepaid expenses                                                                      420              27
                                                                             ------------    ------------
  Total Assets                                                                 41,656,043      13,803,125
                                                                             ------------    ------------
LIABILITIES:
Payable for investments purchased                                                       0               0
Management fees payable                                                            24,258          10,798
Printing fees payable                                                              12,637           3,862
Audit fee payable                                                                  11,829          13,221
Custodian & fund accounting fees payable                                            5,495           7,735
Payable for fund shares repurchased                                                 4,121              29
Administrative services fees payable                                                3,235           1,080
Tax withholding payable                                                               573           1,717
Other liabilities                                                                     810             219
                                                                             ------------    ------------
  Total Liabilities                                                                62,958          38,661
                                                                             ------------    ------------
NET ASSETS                                                                   $ 41,593,085    $ 13,764,464
                                                                             ============    ============
NET ASSETS ARE COMPOSED OF:
Capital paid in for shares of beneficial interest, $.01 par value
 outstanding (unlimited shares authorized)                                   $ 31,278,826    $ 13,086,060
Undistributed net investment income (loss)                                              0          49,003
Accumulated net realized gain (loss) on investments and foreign
 currency                                                                          62,786          91,584
Net unrealized appreciation (depreciation) of investments and foreign
 currency                                                                      10,251,473         537,817
                                                                             ------------    ------------
  NET ASSETS                                                                 $ 41,593,085    $ 13,764,464
                                                                             ============    ============
Net Asset Value Per Share
 ($41,593,085/2,216,682 shares, $13,764,464/1,242,145 shares,
 $24,052,754/1,703,256 shares $14,436,636/2,991,459 shares, and
 $21,320,163/4,374,093 shares, respectively)                                 $      18.76    $      11.08



                                                                                Northstar      Northstar      Northstar
                                                                                 Emerging   Multi-Sector     High Yield
                                                                                   Growth           Bond           Bond
                                                                                Portfolio      Portfolio      Portfolio
                                                                           -------------- -------------- --------------
ASSETS:
Investments in securities, at value (cost $28,111,603, $11,650,624,
 $20,190,460, $8,964,732 and $20,171,575, respectively)                     $23,484,856    $ 8,837,697    $19,337,492
Short-term securities, at value (cost $0,$0,$0,
$4,031,722, and $0, respectively)                                                     0      4,034,279              0
Repurchase agreements                                                           910,000      1,354,000      1,535,000
Cash                                                                             25,965         20,755         24,750
Foreign cash, at value (cost $0, $6,838, $0, $0, and $0, respectively)                0              0              0
Receivable for investments sold                                                       0              0              0
Receivable for shares of beneficial interest sold                                25,149         59,405         85,519
Dividends and interest receivable                                                 2,237        164,380        379,696
Prepaid expenses                                                                    419            327            354
                                                                            -----------    -----------    -----------
  Total Assets                                                               24,448,626     14,470,843     21,362,811
                                                                            -----------    -----------    -----------
LIABILITIES:
Payable for investments purchased                                               341,806              0              0
Management fees payable                                                          14,009          8,870         12,999
Printing fees payable                                                             7,780          4,638          6,855
Audit fee payable                                                                13,177         13,176         13,417
Custodian & fund accounting fees payable                                          5,943          5,591          6,635
Payable for fund shares repurchased                                              10,052              0            225
Administrative services fees payable                                              1,868          1,183          1,733
Tax withholding payable                                                               0            370              0
Other liabilities                                                                 1,237            379            784
                                                                            -----------    -----------    -----------
  Total Liabilities                                                             395,872         34,207         42,648
                                                                            -----------    -----------    -----------
NET ASSETS                                                                  $24,052,754    $14,436,636    $21,320,163
                                                                            ===========    ===========    ===========
NET ASSETS ARE COMPOSED OF:
Capital paid in for shares of beneficial interest, $.01 par value
 outstanding (unlimited shares authorized)                                  $19,658,702    $15,243,128    $22,160,662
Undistributed net investment income (loss)                                          (16)             0              0
Accumulated net realized gain (loss) on investments and foreign
 currency                                                                     1,099,672       (682,024)        (6,416)
Net unrealized appreciation (depreciation) of investments and foreign
 currency                                                                     3,294,396       (124,468)      (834,083)
                                                                            -----------    -----------    -----------
  NET ASSETS                                                                $24,052,754    $14,436,636    $21,320,163
                                                                            ===========    ===========    ===========
Net Asset Value Per Share
 ($41,593,085/2,216,682 shares, $13,764,464/1,242,145 shares,
 $24,052,754/1,703,256 shares $14,436,636/2,991,459 shares, and
 $21,320,163/4,374,093 shares, respectively)                                $     14.12    $      4.83    $      4.87

See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
     STATEMENT OF OPERATIONS
     FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
[NORTHSTAR LOGO APPEARS HERE]






                                                                          Northstar       Northstar
                                                                           Growth +   International
                                                                              Value           Value
                                                                          Portfolio       Portfolio
                                                                      ------------- ---------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $971, $20,857, $519, $0,
 and $0, respectively)                                                 $  147,405      $  228,114
Interest (net of withholding tax of $0, $0, $0 ,$2,119,
 and $0, respectively)                                                     73,046          25,195
                                                                       ----------      ----------
Total investment income                                                   220,451         253,309
                                                                       ----------      ----------
EXPENSES:
Investment advisory fees                                                  263,659          92,299
Administrative services fees                                               35,154           9,230
Custodian and fund accounting fees                                         25,229          28,746
Printing                                                                   13,295           6,867
Audit fees                                                                 13,136          14,864
Insurance                                                                   3,713               0
Trustee fees                                                                2,944           2,195
Miscellaneous                                                               1,878           1,395
                                                                       ----------      ----------
                                                                          359,008         155,596
Less expenses reimbursed by investment adviser                             77,366          77,795
                                                                       ----------      ----------
    Total expenses                                                        281,642          77,801
                                                                       ----------      ----------
Net investment income (loss)                                              (61,191)        175,508
                                                                       ----------      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on investments                                    71,906         816,735
Net realized gain (loss) on foreign currency                                    0          63,776
Net change in unrealized appreciation (depreciation) of investments     6,496,905         347,006
Net change in unrealized appreciation of foreign currency                       0           1,132
                                                                       ----------      ----------
    Net realized and unrealized gain (loss) on investments              6,568,811       1,228,649
                                                                       ----------      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $6,507,620      $1,404,157
                                                                       ==========      ==========



                                                                          Northstar      Northstar       Northstar
                                                                           Emerging   Multi-Sector      High Yield
                                                                             Growth           Bond            Bond
                                                                          Portfolio      Portfolio       Portfolio
                                                                      ------------- -------------- ---------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $971, $20,857, $519, $0,
 and $0, respectively)                                                 $  242,812    $    74,934    $     110,202
Interest (net of withholding tax of $0, $0, $0 ,$2,119,
 and $0, respectively)                                                    606,117        968,984        1,452,689
                                                                       ----------    -----------    -------------
Total investment income                                                   848,929      1,043,918        1,562,891
                                                                       ----------    -----------    -------------
EXPENSES:
Investment advisory fees                                                  166,694         94,002          120,634
Administrative services fees                                               22,226         12,534           16,085
Custodian and fund accounting fees                                         23,437         22,906           26,880
Printing                                                                   18,227          7,082            9,282
Audit fees                                                                 14,497         14,464           14,695
Insurance                                                                   3,587            243            3,326
Trustee fees                                                                2,270          2,139            2,191
Miscellaneous                                                               1,660          8,470            5,441
                                                                       ----------    -----------    -------------
                                                                          252,598        161,840          198,534
Less expenses reimbursed by investment adviser                             71,511         61,380           69,669
                                                                       ----------    -----------    -------------
    Total expenses                                                        181,087        100,460          128,865
                                                                       ----------    -----------    -------------
Net investment income (loss)                                              667,842        943,458        1,434,026
                                                                       ----------    -----------    -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on investments                                 1,369,176       (574,364)          (6,416)
Net realized gain (loss) on foreign currency                                  (16)           453                0
Net change in unrealized appreciation (depreciation) of investments     1,482,890       (241,127)      (1,167,753)
Net change in unrealized appreciation of foreign currency                       0              0                0
                                                                       ----------    -----------    -------------
    Net realized and unrealized gain (loss) on investments              2,852,050       (815,038)      (1,174,169)
                                                                       ----------    -----------    -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $3,519,892    $   128,420    $     259,857
                                                                       ==========    ===========    =============

See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
     STATEMENT OF CHANGES IN NET ASSETS
     FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                            Northstar       Northstar
                                                             Growth +   International
                                                                Value           Value
                                                            Portfolio       Portfolio
                                                      --------------- ---------------
FROM OPERATIONS:
Net investment income (loss)                           $    (61,191)   $    175,508
Net realized gain(loss) on investments                       71,906         816,735
Net realized gain(loss) on foreign currency                       0          63,776
Net change in unrealized appreciation (depreciation)
 of investments                                           6,496,905         347,006
Net change in unrealized appreciation
 of foreign currency                                              0           1,132
                                                       ------------    ------------
 Increase in net assets resulting from operations         6,507,620       1,404,157
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                       (10,927)       (192,996)
Net realized gain from investments                         (308,911)       (553,278)
                                                       ------------    ------------
                                                           (319,838)       (746,274)
                                                       ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          8,994,594      14,594,371
Net asset value of shares issued to shareholders
 in reinvestment of dividends                               319,838         746,274
                                                       ------------    ------------
                                                          9,314,432      15,340,645
Cost of shares redeemed                                  (6,065,460)     (8,171,088)
                                                       ------------    ------------
Net increase in net assets derived from capital
 share transactions                                       3,248,972       7,169,557
                                                       ------------    ------------
Net increase in net assets                                9,436,754       7,827,440
NET ASSETS:
Beginning of year                                        32,156,331       5,937,024
                                                       ------------    ------------
End of year                                            $ 41,593,085    $ 13,764,464
                                                       ============    ============
Undistributed net investment income (loss)             $          0    $     49,003
                                                       ============    ============



                                                            Northstar      Northstar        Northstar
                                                             Emerging   Multi-Sector       High Yield
                                                               Growth           Bond             Bond
                                                            Portfolio      Portfolio        Portfolio
                                                      --------------- -------------- ----------------
FROM OPERATIONS:
Net investment income (loss)                           $    667,842    $    943,458   $    1,434,026
Net realized gain(loss) on investments                    1,369,176        (574,364)          (6,416)
Net realized gain(loss) on foreign currency                     (16)            453                0
Net change in unrealized appreciation (depreciation)
 of investments                                           1,482,890        (241,127)      (1,167,753)
Net change in unrealized appreciation
 of foreign currency                                              0               0                0
                                                       ------------    ------------   --------------
 Increase in net assets resulting from operations         3,519,892         128,420          259,857
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                      (668,173)       (945,370)      (1,435,446)
Net realized gain from investments                       (1,033,036)         (3,863)         (27,382)
                                                       ------------    ------------   --------------
                                                         (1,701,209)       (949,233)      (1,462,828)
                                                       ------------    ------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                          5,528,830       8,995,259       20,427,074
Net asset value of shares issued to shareholders
 in reinvestment of dividends                             1,701,209         962,942        1,482,093
                                                       ------------    ------------   --------------
                                                          7,230,039       9,958,201       21,909,167
Cost of shares redeemed                                  (6,526,824)     (5,248,919)     (11,992,197)
                                                       ------------    ------------   --------------
Net increase in net assets derived from capital
 share transactions                                         703,215       4,709,282        9,916,970
                                                       ------------    ------------   --------------
Net increase in net assets                                2,521,898       3,888,469        8,713,999
NET ASSETS:
Beginning of year                                        21,530,856      10,548,167       12,606,164
                                                       ------------    ------------   --------------
End of year                                            $ 24,052,754    $ 14,436,636   $   21,320,163
                                                       ============    ============   ==============
Undistributed net investment income (loss)             $        (16)   $          0   $            0
                                                       ============    ============   ==============

See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
     STATEMENT OF CHANGES IN NET ASSETS
     FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
[NORTHSTAR LOGO APPEARS HERE]






                                                            Northstar        Northstar
                                                             Growth +    International
                                                                Value            Value
                                                            Portfolio       Portfolio*
                                                      --------------- ----------------
FROM OPERATIONS:
Net investment income                                  $    175,898      $  17,434
Net realized gain(loss) on investments                      614,190       (171,873)
Net realized gain(loss) on foreign currency                       0            308
Net change in unrealized appreciation (depreciation)
 of investments                                           2,581,053        189,681
Net change in unrealized appreciation (depreciation)
 of foreign currency                                              0             (2)
                                                       ------------      ------------
 Increase in net assets resulting from
  operations                                              3,371,141         35,548
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                      (182,697)       (15,027)
Net realized gain on investments                           (345,682)             0
                                                       ------------      -----------
                                                           (528,379)       (15,027)
                                                       ------------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         22,327,151      6,277,674
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                  528,379         15,027
                                                       ------------      -----------
                                                         22,855,530      6,292,701
Cost of shares redeemed                                  (9,105,693)      (376,198)
                                                       ------------      -----------
Net increase in net assets derived from
 capital share transactions                              13,749,837      5,916,503
                                                       ------------      -----------
Net increase in net assets                               16,592,599      5,937,024
NET ASSETS:
Beginning of period                                      15,563,732              0
                                                       ------------      -----------
End of period                                          $ 32,156,331      $5,937,024
                                                       ============      ===========
Undistributed net investment income                    $      2,199      $   2,715
                                                       ============      ===========



                                                            Northstar      Northstar       Northstar
                                                             Emerging   Multi-Sector      High Yield
                                                               Growth           Bond            Bond
                                                            Portfolio      Portfolio       Portfolio
                                                      --------------- -------------- ---------------
FROM OPERATIONS:
Net investment income                                  $    668,903    $    725,666   $    823,845
Net realized gain(loss) on investments                      857,103         (31,218)       121,780
Net realized gain(loss) on foreign currency                       0         (14,057)             0
Net change in unrealized appreciation (depreciation)
 of investments                                             990,107         (87,510)        34,739
Net change in unrealized appreciation (depreciation)
 of foreign currency                                              0             (68)             0
                                                       ------------    ------------   ------------
 Increase in net assets resulting from
  operations                                              2,516,113         592,813        980,364
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                      (668,201)       (725,666)      (823,845)
Net realized gain on investments                           (141,496)        (58,611)       (89,480)
                                                       ------------    ------------   ------------
                                                           (809,697)       (784,277)      (913,325)
                                                       ------------    ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         10,664,273       6,950,510     11,264,988
Net asset value of shares issued to shareholders in
 reinvestment of dividends                                  809,697         775,014        902,994
                                                       ------------    ------------   ------------
                                                         11,473,970       7,725,524     12,167,982
Cost of shares redeemed                                  (4,228,685)     (3,262,690)    (6,248,155)
                                                       ------------    ------------   ------------
Net increase in net assets derived from
 capital share transactions                               7,245,285       4,462,834      5,919,827
                                                       ------------    ------------   ------------
Net increase in net assets                                8,951,701       4,271,370      5,986,866
NET ASSETS:
Beginning of period                                      12,579,155       6,276,797      6,619,298
                                                       ------------    ------------   ------------
End of period                                          $ 21,530,856    $ 10,548,167   $ 12,606,164
                                                       ============    ============   ============
Undistributed net investment income                    $          0    $          0   $          0
                                                       ============    ============   ============

* Commenced operations on August 8, 1997.


See accompanying notes to financial statements.

   NORTHSTAR GALAXY TRUST
     FINANCIAL HIGHLIGHTS
     SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------


                                     Net realized                 Dividends   Distributions
            Net Asset                & unrealized      Total      declared       declared
              Value,        Net       gain (loss)      from       from net       from net
  Period    beginning   investment        on        investment   investment      realized
   ended    of period     income      investments   operations     income         gains
---------- ----------- ------------ -------------- ------------ ------------ ---------------
                                   Northstar Growth + Value Portfolio
5/06/94 -
12/31/94    $  10.00     $   0.16      $   0.19      $   0.35     $  0.16)       $  0.15)
12/31/95       10.04         0.20          2.27          2.47      ( 0.19)        ( 0.76)
12/31/96       11.56         0.08          2.57          2.65      ( 0.09)        ( 0.04)
12/31/97       14.08         0.09          1.95          2.04      ( 0.10)        ( 0.17)
12/31/98       15.85        (0.03)         3.09          3.06      ( 0.01)        ( 0.14)
                                Northstar International Value Portfolio
8/08/97 -
12/31/97       10.00         0.03          0.10          0.13      ( 0.03)            --
12/31/98       10.10         0.21          1.49          1.70      ( 0.22)        ( 0.50)
                                  Northstar Emerging Growth Portfolio
5/06/94 -
12/31/94       10.00         0.20         (0.01)         0.19      ( 0.20)        ( 0.07)
12/31/95        9.92         0.37          1.73          2.10      ( 0.37)        ( 0.26)
12/31/96       11.39         0.40          1.15          1.55      ( 0.41)        ( 0.81)
12/31/97       11.72         0.44          1.36          1.80      ( 0.44)        ( 0.08)
12/31/98       13.00         0.39          1.76          2.15      ( 0.39)        ( 0.64)
                                 Northstar Multi-Sector Bond Portfolio
5/06/94 -
12/31/94        5.00         0.23         (0.15)         0.08      ( 0.23)            --
12/31/95        4.85         0.42          0.29          0.71      ( 0.42)            --
12/31/96        5.14         0.41          0.21          0.62      ( 0.41)        ( 0.10)
12/31/97        5.25         0.40         (0.08)         0.32      ( 0.40)        ( 0.03)
12/31/98        5.14         0.36         (0.31)         0.05      ( 0.36)            --
                                  Northstar High Yield Bond Portfolio
5/06/94 -
12/31/94        5.00         0.28         (0.31)        (0.03)     ( 0.28)            --
12/31/95        4.69         0.50          0.34          0.84      ( 0.49)            --
12/31/96        5.04         0.45          0.32          0.77      ( 0.45)        ( 0.09)
12/31/97        5.27         0.40          0.07          0.47      ( 0.40)        ( 0.04)
12/31/98        5.30         0.42         (0.42)         0.00      ( 0.42)        ( 0.01)



                                                                                Ratio of
                               Net                   Net                        expense       Ratio of net
                              Asset                Assets,      Ratio of     reimbursement     investment
                              Value,                end of      expenses       to average        income
  Period        Total         end of      Total     period     to average         net          to average    Portfolio
   ended    distributions     period     return    (000's)     net assets        assets        net assets    turnover
---------- --------------- ----------- ---------- --------- --------------- --------------- --------------- ----------
5/06/94 -
12/31/94       $  0.31)     $  10.04       3.47%   $ 2,701        1.00%(1)        1.45%(1)        2.31%(1)       61%
12/31/95        ( 0.95)        11.56      24.78      3,813         0.80            1.24            1.77         123
12/31/96        ( 0.13)        14.08      22.99     15,564         0.80            0.90            0.65         161
12/31/97        ( 0.27)        15.85      14.66     32,156         0.80            0.29            0.70         178
12/31/98        ( 0.15)        18.76      19.32     41,593         0.80            0.22          (0.17)         216
8/08/97 -
12/31/97        ( 0.03)        10.10       1.30      5,937        0.80(1)         1.81(1)         0.97(1)         5
12/31/98        ( 0.72)        11.08      16.93     13,764         0.84            0.84            1.90          30
5/06/94 -
12/31/94        ( 0.27)         9.92       2.02      3,595        1.00(1)         1.43(1)         3.11(1)        45
12/31/95        ( 0.63)        11.39      21.39      7,410         0.80            0.94            3.63          74
12/31/96        ( 1.22)        11.72      13.80     12,579         0.80            0.60            3.67         129
12/31/97        ( 0.52)        13.00      15.81     21,531         0.80            0.31            3.72          55
12/31/98        ( 1.03)        14.12      17.30     24,053         0.82            0.32            3.00         161
5/06/94 -
12/31/94        ( 0.23)         4.85       1.41      2,716        1.00(1)         1.41(1)         7.03(1)        29
12/31/95        ( 0.42)         5.14      14.97      3,766         0.80            1.26            8.52          83
12/31/96        ( 0.51)         5.25      12.53      6,277         0.80            0.88            8.38         121
12/31/97        ( 0.43)         5.14       6.15     10,548         0.80            0.56            8.31         162
12/31/98        ( 0.36)         4.83       1.02     14,437         0.80            0.49            7.53          93
5/06/94 -
12/31/94        ( 0.28)         4.69      (0.95)     2,588        1.00(1)         1.55(1)         8.62(1)        62
12/31/95        ( 0.49)         5.04      18.55      4,773         0.80            1.31           10.61         157
12/31/96        ( 0.54)         5.27      15.75      6,619         0.80            0.93            8.72         159
12/31/97        ( 0.44)         5.30       9.00     12,606         0.79            0.56            8.44         152
12/31/98        ( 0.43)         4.87      (0.12)    21,320         0.80            0.43            8.92         135

(1) Annualized The accompanying notes are an integral part of the financial statements.

   NORTHSTAR GALAXY TRUST
     NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]






NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


      Organization -- The Northstar Galaxy Trust (Formerly Northstar Variable Trust), is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The names of the five investment series which comprise the Trust (the "Funds") and their respective investment objectives are set forth below.


      NORTHSTAR GALAXY TRUST GROWTH + VALUE PORTFOLIO ("Growth + Value Portfolio") (formerly Growth Portfolio) is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that the Adviser believes provide above average potential for capital appreciation.


      NORTHSTAR GALAXY TRUST INTERNATIONAL VALUE PORTFOLIO ("International Value Portfolio") is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers apply the technique of "value investing".


      NORTHSTAR GALAXY TRUST EMERGING GROWTH PORTFOLIO ("Emerging Growth Portfolio") (formerly Income and Growth Portfolio) is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in small to mid-sized companies that the Adviser feels have above average prospects for growth.


NORTHSTAR GALAXY TRUST MULTI-SECTOR BOND PORTFOLIO ("Multi-Sector Portfolio") is a diversified portfolio whose investment objective is to maximize current income. The Fund seeks to achieve its objective by investing in U.S. Government Bonds, Foreign Government Bonds, Investment Grade Bonds and High Yield Bonds, each as defined in the Prospectus for the Trust.


      NORTHSTAR GALAXY TRUST HIGH YIELD BOND PORTFOLIO ("High Yield Bond Portfolio") is a diversified portfolio whose investment objective is to seek high income consistent with the preservation of capital. The Fund invests primarily in a diversified group of high yield-high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.



      Security Valuation -- Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses an independent pricing service to price the Funds' securities.


      Management's Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


      Security Transactions, Investment Income, Expenses -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates.


      Distribution to Shareholders -- Dividends from net investment income are declared and paid quarterly by the Growth + Value Portfolio, International Value Portfolio, and the Emerging Growth Porfolio; declared daily and paid quarterly by the Multi-Sector Portfolio and the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.


      The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and foreign currency transactions. As of December 31, 1998, the following amounts have been reclassified between undistributed net investment income, accumulated net realized gain on investments and paid-in-capital:

   NORTHSTAR GALAXY TRUST
     NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                  ACCUMULATED
                                UNDISTRIBUTED     NET REALIZED
                               NET INVESTMENT       GAIN ON         PAID-IN-
                                   INCOME         INVESTMENTS       CAPITAL
                              ----------------   -------------   -------------
Growth+Value Portfolio             $69,919       $(8,696)        $(61,223)
International Value
   Portfolio                        63,776       (63,776)              --
Emerging Growth
   Portfolio                           315          (315)              --
Multi-Sector Portfolio               1,912          (453)          (1,459)
High Yield Bond Portfolio            1,420            --           (1,420)

      These restatements did not affect net investment income, net realized gain on investments, or net assets for the year ended December 31, 1998.


      Foreign Currency -- The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.


      Net realized gain(loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation(depreciation) of foreign currency arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.


      Foreign Currency Forward Contracts -- The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.


      Options -- The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.


      For written options, the Portfolio's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or
(3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.


      Futures contracts -- The Portfolios may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.


      Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.


      Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.


      Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

   NORTHSTAR GALAXY TRUST
     NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]





      Repurchase Agreements -- The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.



      Federal Income Taxes -- The Trust intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.



      Organization Costs -- Costs incurred by the Trust in connection with its organization of each Fund have been deferred and are being amortized over a period of five years from the date the Funds commenced operations.


NOTE 2. INVESTMENT ADVISER AND ADMINISTRATOR


      Northstar Investment Management Corp. (the "Adviser") serves as each Fund's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the Growth+Value Portfolio, Emerging Growth Portfolio, Multi-Sector Portfolio, and High Yield Bond Portfolio. The Adviser receives an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets from the International Value Portfolio. For the year ended December 31, 1998, the Adviser earned $737,288 in investment advisory fees. Northstar Administrators Corp. (the "Administrator"), an affiliate of the Adviser, serves as each Fund's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets. For the year ended December 31, 1998, the Administrator earned $95,229 in administrative fees. The Adviser has voluntarily undertaken to limit the expenses of the Growth+Value Portfolio, Multi-Sector Portfolio, and High Yield Bond Portfolio to 0.80% of the average daily net assets. As of November 9, 1998, the expense limits for the Emerging Growth Portfolio and International Value Portfolio have both been increased from 0.80% to 0.90% and 1.00%, respectively. For the year ended December 31, 1998, the Adviser has reimbursed the Growth+Value Portfolio $77,366, the International Value Portfolio $77,795, Emerging Growth Portfolio $71,511, the Multi-Sector Portfolio $61,380, and the High Yield Bond Portfolio $69,669. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth+Value Portfolio pursuant to a Subadvisory Agreement dated February 1, 1996, between the Adviser and Navellier. For its services, Navellier receives, from the Adviser, an annual fee equal to 0.35% of the average daily net assets. Prior to November 1, 1998, Navellier received 0.48% of the average daily net assets of the Portfolio. For the year ended December 31, 1998, Navellier received $160,837 in subadvisory fees from the Adviser. Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as a subadvisor to the International Value Portfolio pursuant to a Subadvisory Agreement dated June 24, 1997. For its services, Brandes receives, from the Adviser, an annual fee equal to 0.50% of the average daily net asset value of the Portfolio. Brandes has waived their advisory fee until the Portfolio reaches $50 million in assets.

NOTE 3. PURCHASES AND SALE OF INVESTMENT SECURITIES


     The aggregate cost of purchases, and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 1998 were as follows:



                                        INTERNATIONAL       EMERGING       MULTI-SECTOR      HIGH YIELD
                       GROWTH+VALUE         VALUE            GROWTH            BOND             BOND
                         PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                      --------------   ---------------   --------------   --------------   --------------
Aggregate purchases    $73,895,214        $7,988,564      $32,707,287      $11,598,694      $28,794,296
Aggregate sales        $73,389,688        $2,584,764      $33,373,955      $ 9,834,492      $19,284,737

     U.S. Government Securities included above were as follows:



                                        INTERNATIONAL       EMERGING      MULTI-SECTOR     HIGH YIELD
                       GROWTH+VALUE         VALUE            GROWTH           BOND            BOND
                         PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                      --------------   ---------------   -------------   --------------   -----------
Aggregate purchases         $0                $0          $        0       $3,907,536          $0
Aggregate sales             $0                $0          $4,770,347       $3,124,355          $0

   NORTHSTAR GALAXY TRUST
     NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 4. PORTFOLIO SECURITIES (TAX BASIS)


     The cost of securities for Federal income tax purposes and the aggregate appreciation and depreciation of securities at December 31, 1998 were as follows:



                                                             INTERNATIONAL       EMERGING       MULTI-SECTOR      HIGH YIELD
                                            GROWTH+VALUE         VALUE            GROWTH            BOND             BOND
                                              PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                           --------------   ---------------   --------------   --------------   --------------
Cost (tax basis)                            $28,111,603     $11,650,624       $20,190,460      $13,000,365      $20,171,575
                                            -----------     -----------       -----------      -----------      -----------
Appreciated securities                       10,451,515      1,657,999         3,571,505          504,510          859,931
Depreciated securities                         (200,042)    (1,121,526)         (277,109)        (632,899)      (1,694,014)
                                            -----------     -----------       -----------      -----------      -----------
Net unrealized appreciation/depreciation    $10,251,473     $  536,473        $3,294,396       $ (128,389)      $ (834,083)
                                            -----------     -----------       -----------      -----------      -----------

NOTE 5. CAPITAL SHARE TRANSACTIONS


     Transactions in capital shares of each Fund for the year ended December 31, 1998 were as follows:



                                         INTERNATIONAL       EMERGING      MULTI-SECTOR       HIGH YIELD
                        GROWTH+VALUE         VALUE            GROWTH           BOND              BOND
                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                       --------------   ---------------   -------------   --------------   ---------------
Shares sold             544,723         1,332,537          420,651         1,784,308        4,034,688
Reinvested dividends     17,787           67,462           129,106           192,789          294,576
Shares repurchased     (374,172)        (745,812)         (502,249)       (1,036,932)      (2,333,922)
                       --------         ---------         --------        ----------       ----------
Net increase            188,338          654,187            47,508           940,165        1,995,342
                       --------         ---------         --------        ----------       ----------

     Transactions in capital shares of each Fund for the year ended December 31, 1997 were as follows:



                                         INTERNATIONAL       EMERGING      MULTI-SECTOR       HIGH YIELD
                        GROWTH+VALUE         VALUE            GROWTH           BOND              BOND
                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                       --------------   ---------------   -------------   --------------   ---------------
Shares sold            1,496,702            623,938        852,005        1,331,921         2,101,836
Reinvested dividends     34,861               1,453         64,053         148,545            169,530
Shares repurchased     (608,428)            (37,433)      (333,990)       (625,037)        (1,148,386)
                       ---------            -------       --------        ---------        ----------
Net increase            923,135             587,958        582,068         855,429          1,122,980
                       ---------            -------       --------        ---------        ----------

NOTE 6. CREDIT RISK AND DEFAULTED SECURITIES


      Although the Funds have a diversified portfolio, the High Yield Bond Portfolio had 84.45% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yielding securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1998, the Multi-Sector Portfolio held SA Telecommunications, Inc.; the High Yield Bond Portfolio held SA Telecommunications, Inc., and Heartland Wireless, Inc., securities in default. For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 7. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD


      At December 31, 1998 the Multi-Sector Bond Portfolio and the High Yield Bond Portfolio had capital loss carryforwards expiring December 31, 2006 of $331,464 and $6,416, respectively.


NOTE 8. SECURITY LOANS


      The Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or all or a portion of the income from investments of the collateral. The Fund also continues to earn income on the securities loaned. At December 31, 1998, the Fund did not have any securities on loan.

   NORTHSTAR GALAXY TRUST
     NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                   [NORTHSTAR LOGO APPEARS HERE]





NOTE 9. LETTER OF CREDIT


      The Northstar Funds, Northstar Equity Trust, Northstar Galaxy Trust and Northstar Trust (collectively the "Funds") have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended
December 31, 1998, the Funds did not have any loans outstanding.

   NORTHSTAR GALAXY TRUST
     REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees

of the Northstar Galaxy Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Northstar Galaxy Trust (formerly Northstar Variable Trust) comprising Northstar Growth + Value Portfolio, Northstar International Value Portfolio, Northstar Emerging Growth Portfolio , Northstar Multi-Sector Bond Portfolio, and Northstar High Yield Bond Portfolio (collectively the "Trust") at December 31, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity withgenerally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

                                         New York, New York
                                         February 5, 1999